UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08397

The Marsico Investment Fund
(Exact name of Registrant as specified in charter)

1200 17th Street, Suite 1600
Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

Christopher J. Marsico
The Marsico Investment Fund
1200 17th Street, Suite 1600
Denver, Colorado 80202
(Name and address of agent for service)

Copies to:
Sander M. Bieber, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C.  20006

Registrant's telephone number, including area code:   (303) 454-5600

Date of fiscal year end:     September 30

Date of reporting period:  March 31, 2011

Item 1.	Reports to Stockholders

SEMI-ANNUAL REPORT

MARCH 31, 2011

APRIL 2011

DEAR SHAREHOLDER:

Enclosed is your semi-annual report for The Marsico Investment Fund, encompassing the six-month fiscal period from October 1, 2010 to March 31, 2011.

The purpose of this report is to provide a retrospective for the Marsico Funds’ six-month investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indexes.  For updated information regarding the market environment and the Funds’ overall investment postures and performance, please refer to the Funds’ most recent monthly fact sheets and quarterly investment updates, which are available under the name of each Fund on the  Funds’ website at www.marsicofunds.com.

NOTE REGARDING THE NEW MARSICO EMERGING MARKETS FUND

The Marsico Emerging Markets Fund (ticker: MERGX) is a new mutual fund portfolio that was added to the Marsico Funds family on December 31, 2010.  The Emerging Markets Fund has three co-managers: Munish Malhotra, CFA, Joshua Rubin, and Charles Wilson of Marsico Capital Management, the investment adviser to the Fund.  The performance of the Emerging Markets Fund during the three-month period ended March 31, 2011 and other matters are discussed later in this Semi-Annual Report.  Please see the Marsico Funds’ Prospectus dated February 1, 2011 for more information about the Emerging Markets Fund.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5

MARSICO FOCUS FUND
Investment Review	8
Fund Overview	11
Schedule of Investments	12

MARSICO GROWTH FUND
Investment Review	8
Fund Overview	13
Schedule of Investments	14

MARSICO 21st CENTURY FUND
Investment Review	16
Fund Overview	18
Schedule of Investments	19

MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	20
Fund Overview	22
Schedule of Investments	23

MARSICO FLEXIBLE CAPITAL FUND
Investment Review	25
Fund Overview	27
Schedule of Investments	28

MARSICO GLOBAL FUND
Investment Review	30
Fund Overview	32
Schedule of Investments	33

MARSICO EMERGING MARKETS FUND
Investment Review	35
Fund Overview	37
Schedule of Investments	38

FINANCIAL STATEMENTS	40
NOTES TO FINANCIAL STATEMENTS	50
EXPENSE EXAMPLE	59
CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS	60
OTHER INFORMATION	63

KEY FUND STATISTICS (UNAUDITED)

				Marsico
Marsico		Marsico		21st Century
Focus Fund		Growth Fund		Fund
MFOCX		MGRIX		MXXIX

For additional disclosures, please see page 11.		For additional disclosures, please see page 13.		For additional disclosures, please see page 18.

PERFORMANCE COMPARISON(1)		PERFORMANCE COMPARISON(1)		PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.34%		TOTAL ANNUAL OPERATING EXPENSES* 1.34%		TOTAL ANNUAL OPERATING EXPENSES* 1.38%

SECTOR ALLOCATION(2)		SECTOR ALLOCATION(2)		SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

APPLE, INC.	8.35%	APPLE, INC.	5.49%	THE WALT DISNEY COMPANY	5.33%
BAIDU, INC. SPON. ADR	5.79%	BAIDU, INC. SPON. ADR	4.58%	WELLS FARGO & COMPANY	5.20%
ORACLE CORPORATION	5.52%	ORACLE CORPORATION	4.17%	WILLIAMS-SONOMA, INC.	5.14%
EATON CORPORATION	5.34%	THE DOW CHEMICAL COMPANY	3.83%	THE PNC FINANCIAL SERVICES GROUP, INC.	5.00%
MONSANTO COMPANY	4.58%	PRICELINE.COM, INC.	3.72%	INTUITIVE SURGICAL, INC.	4.06%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico
International		Marsico		Marsico
Opportunities Fund		Flexible Capital Fund		Global Fund
MIOFX		MFCFX		MGLBX

For additional disclosures, please see page 22.		For additional disclosures, please see page 27.		For additional disclosures, please see page 32.

PERFORMANCE COMPARISON(1)		PERFORMANCE COMPARISON(1)		PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.54%		TOTAL ANNUAL OPERATING EXPENSES* 1.49%		TOTAL ANNUAL OPERATING EXPENSES* 1.56%

SECTOR ALLOCATION(2)		SECTOR ALLOCATION(2)		SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	5.02%	SENSATA TECHNOLOGIES HOLDING N.V.	6.28%	WELLS FARGO & COMPANY	5.14%
BASF S.E.	3.39%	TARGA RESOURCES CORPORATION	3.60%	INDUSTRIA DE DISENO TEXTILE S.A. (INDITEX)	4.82%
LI & FUNG LTD.	3.20%	LI & FUNG LTD.	3.35%	COMPAGNIE FINANCIÈRE RICHEMONT SA	4.24%
SWATCH GROUP AG	3.14%	THE TJX COMPANIES, INC.	3.20%	THE PNC FINANCIAL SERVICES GROUP, INC.	4.22%
SCHNEIDER ELECTRIC S.A.	2.78%	ORACLE CORPORATION	3.18%	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	3.76%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

KEY FUND STATISTICS (UNAUDITED)

Marsico
Emerging
Markets Fund
MERGX

For additional disclosures, please see page 37.

PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 3.36%
NET EXPENSE*† 1.75%

SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS

OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	7.41%
BR MALLS PARTICIPACOES S.A.	5.08%
ODONTOPREV S.A.	3.19%
PT BANK RAKYAT INDONESIA PERSERO TBK	3.16%
ICICI BANK LTD. SPON. ADR	3.09%

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011. The information may differ from the expense ratios disclosed in this report.

†
Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Emerging Markets Fund’s average net assets until January 31, 2012. This fee waiver may be terminated at any time after January 31, 2012. The Adviser may recoup any waived amount from a Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

(1)
The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The performance returns for the 21st Century Fund (for the period prior to March 31, 2004), the International Opportunities Fund (for the period prior to September 30, 2004), the Flexible Capital Fund (for the period prior to February 1, 2011), the Global Fund (for the period prior to January 1, 2009 and from April through May 2009), and the Emerging Markets Fund (for the periods ended March 31, 2011) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. The performance returns for the 21st Century Fund (for the period beginning April 2004 through January 2005), the International Opportunities Fund (for the period beginning October 2004 through December 2005) and the Global Fund (for the one-month period June 2009) would have been higher but for the reimbursement of fees waived previously.

(2)
Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2010 – MARCH 2011 (UNAUDITED)

Broad equity market indices posted strong returns for the six-month period ended March 31, 2011.  US and international equities demonstrated considerable fortitude during the period, undeterred by a number of headwinds and “black swan” events – including the tragic earthquake and tsunami in Japan, geopolitical unrest in the Middle East and North Africa, higher oil prices, global inflationary pressures, record-high food costs, a still-struggling US housing market, rekindled worries about the financial health of some Eurozone countries, central bank tightenings in many countries, and federal budget controversy in Washington.

Equities shook off these issues and were bolstered by a generally sanguine outlook for the global economy, highlighted by still-robust levels of growth in developing economies and increasing signs that the glide path for the US economy continued to improve.  However, that positive view was challenged as a result of the potential for a sustained increase in oil prices to dampen that growth.

US equity markets were bolstered by a variety of factors, chief among them additional signs of a resilient economy and a recovery that appeared to be both broadening out and gaining momentum.  That positive perspective seemed to be anchored by indications of healing in the labor markets, increased bank lending activity, a constructive outlook for corporate earnings and evidence that massive cash positions on corporate balance sheets were starting to be deployed into productive activities such as dividend increases, share buybacks, accretive acquisitions and capital spending projects.  Investors in general seemed to be more favorably disposed to equities; net inflows into equity mutual funds turned positive for the first time in several years.  At period-end, both the S&P 500 Index and Russell 1000 Index had rallied more than 100% off their March 2009 “lows.”

International equities posted more muted gains than their US counterparts.  Although a global growth recovery seemed on balance to be gaining further traction, international markets faced renewed concerns regarding the Eurozone’s financial stability, nascent signs of higher inflation in some countries (especially those whose inflation indexes are significantly influenced by food prices), and fiscal and monetary policy tightening measures undertaken – or being contemplated – in China, India and Brazil.  Rapidly-escalating geopolitical developments in the Middle East and North Africa, the disastrous earthquake and tsunami in Japan, and fears of a major nuclear crisis there, were further areas of concern.

As depicted in the table below, US markets, led by small and medium-capitalization equities, posted strong returns, while international markets experienced more muted gains:

	Universe of	Six-Month
Index Name(1)	Equities Represented	Total Return
US

S&P 500	US large-capitalization equities	+17.31%

Russell 3000	US publicly-traded equities of all sizes	+18.71%

Russell 2000	US small-capitalization equities	+25.48%

Russell Mid-Cap	US medium-capitalization equities	+21.70%

INTERNATIONAL

MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	+10.20%

MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	+9.53%

MSCI ACWI (US$)	Equities in the global developed and emerging markets	+13.54%

MARKET ENVIRONMENT

US LARGE-CAPITALIZATION EQUITIES

US large-cap stocks posted strong returns for the six-month period ended March 31, 2011. Stock price appreciation was broad-based; all of the ten S&P 500 Index economic sectors, as defined under the Global Industry Classification Standard (“GICS”)(2), posted positive returns. Energy (+42%), Materials (+24%), Industrials (+22%) and Consumer Discretionary (+18%) were the strongest-performing sectors. Financials (+15%), Information Technology (+14%) and Telecommunication Services (+13%) also registered double-digit gains. Health Care (+9%), Consumer Staples (+9%) and Utilities (+4%) were the laggards.

All industry groups had positive performance, though the results ranged widely. Pharmaceuticals, Biotechnology & Life Sciences (+4%) and Household & Personal Products (+5%) were among the weakest-performing industry groups. Automobiles & Components (+29%) and Media (+27%) were among the strongest-performing industry groups.

US ALL-CAPITALIZATION EQUITIES

Performance of the broad US equity market, as measured by the Russell 3000 Index which encompasses publicly-traded companies of all sizes, was strong for the six-month period.  Similar to the S&P 500 Index, sector- and industry-level performance was positive across the board within the Russell 3000 Index. Energy (+43%), Materials (+26%) and Industrials (+24%) were the best-performing sectors of the Russell 3000 Index.  Utilities and Consumer Staples sectors, however, posted gains of just +6% and +10%, respectively.

At an industry group-level within the Russell 3000 Index, Automobiles & Components soared +31%.  Capital Goods and Media each rose +26%.  Household & Personal Products was the weakest-performing industry group, with a return of +5%.

The mid-capitalization and small-capitalization areas of the US equity market were comparatively stronger than large-capitalization equities.  Smaller-capitalization equities sometimes outperform large-capitalization equities as investors’ risk appetite increases.

INTERNATIONAL EQUITIES

Developed market international equities posted solid gains for the six-month period ended March 31, 2011.

The MSCI EAFE Index posted positive performance across the ten GICS sectors.  Energy (+22%) and Materials (+20%) were the strongest-performing sectors of the Index.  Industrials (+17%), Telecommunication Services (+11%) and Information Technology (+10%) also experienced double-digit gains.  Utilities (+3%) and Consumer Staples (+4%) were the weakest-performing sectors.  All other sectors posted returns ranging from +5% to +9%.

Many GICS industry groups in the MSCI EAFE Index experienced positive returns.  The most significant gains included:  Semiconductors & Semiconductor Equipment (+33%), Capital Goods (+21%), Insurance (+14%) and Automobiles & Components (+13%).  Several industries posted negative results, including Retailing (-4%), Food & Staples Retailing (-1%), Commercial Services & Supplies (-1%) and Pharmaceuticals & Biotechnology and Life Sciences (-0.1%).

All of the MSCI EAFE Index’s country-level constituents posted positive returns for the period.  Norway (+19%), Austria (+18%) and Germany (+18%) were the strongest country-level performers. Belgium and Israel were the weakest-performing countries; each registered returns of just +2%.  Japan and the United Kingdom, which together comprise approximately 39% of the MSCI EAFE Index, posted returns of +7% and +10%, respectively.

MARKET ENVIRONMENT

Emerging markets, meanwhile, slightly trailed their developed-market counterparts.  As noted above, the MSCI Emerging Markets Index posted a six-month return of +9.53%.  Emerging market performance was weaker on fears of inflationary factors, slower growth in China and unrest in the Middle East.

Overall, US-based investors in international equities benefitted from a currency lift during the six-month period, as the US dollar weakened as compared to certain foreign currencies including the euro, the Australian dollar and Canadian dollar, thereby effectively increasing returns from foreign securities as expressed in US dollars.

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index.

(2)
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (“MCM”). Neither MSCI, S&P, nor MCM or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, MCM, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FOCUS FUND & GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO, DOUG RAO AND CORALIE WITTER (UNAUDITED)

The Marsico Focus Fund and the Marsico Growth Fund outperformed their primary benchmark index for the six-month fiscal period ended March 31, 2011.  The Marsico Focus Fund generated a total return of +19.95% and the Marsico Growth Fund posted a return of +19.83%. For comparative purposes, the S&P 500 Index – which we consider to be the Funds’ primary benchmark index – had a total return of +17.31% for the period ended March 31, 2011.  Please see the Funds’ Overviews for more detailed information about each Fund’s longer-term performance for various periods ended March 31, 2011.

The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Funds may not necessarily hold these securities or investments today. Please see the accompanying Schedules of Investments for the percentage of each Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund is non-diversified and may hold fewer securities than a diversified fund.  Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.  Stocks and markets in which the Focus Fund and the Growth Fund invest may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

The Focus Fund and the Growth Fund often invest in similar growth companies. Their performance may differ at times, however, because of a variety of factors. Among other factors, the Focus Fund is a non-diversified mutual fund that may invest in a more concentrated portfolio and may hold the securities of fewer issuers than the Growth Fund. As a result, the Focus Fund may hold some securities that are different from those held by the Growth Fund, and may be more exposed to individual stock volatility than the Growth Fund or other mutual funds that invest in a larger number of securities.

FOCUS FUND

The Marsico Focus Fund outperformed the S&P 500 Index for the six-month fiscal period ended March 31, 2011.  The Fund’s performance was positively impacted by stock selection in the Information Technology, Materials and Industrials sectors.  Sector positioning also aided performance within the Materials and Industrials sectors.

Information Technology positions were led by Baidu, Inc. Spon. ADR, a China-based website search engine, which posted a return of +35%. Other strong-performing holdings included Apple, Inc., maker of the iPhone and iPad (+23%), and enterprise software company Oracle Corporation (+25%).

The Fund benefitted from stock selection and allocations in the Materials and Industrials sectors.  Materials and Industrials were strong-performing sectors for the period and the Fund benefitted from having a substantial portion of its net assets invested in the sectors.  Stock selection in the sectors was also strong.  The Dow Chemical Company, a leading manufacturer of chemicals, polymers, and agricultural products, gained +39%, while agricultural material company Monsanto Company soared +52%.  Leading Industrials positions included railroad operator Union Pacific Corporation (+21%) and power management company Eaton Corporation (+36%).

FOCUS FUND & GROWTH FUND

Certain of the Fund’s Consumer Discretionary holdings posted strong returns, including casino/resort company Wynn Resorts Ltd. (+58%) and online travel reservations retailer priceline.com, Inc. (+46%).

Finally, the Fund benefitted from having few investments in the Consumer Staples, Health Care and Utilities sectors, which were the weakest-performing sectors of the S&P 500 Index.

There were several areas of weakness for the Focus Fund during the semi-annual period.  Early in the reporting period, the Fund had few investments in the Energy sector.  Energy was the strongest-performing sector of the S&P 500 Index, soaring nearly 42%.  While the Fund’s energy-related holdings posted a return that was in-line with the Index sector return, the Fund was penalized versus the benchmark index by not having a higher percentage of its net assets invested in the sector.  The Fund’s performance was further impaired by stock selection in the Financials sector.  The Fund’s position in Citigroup, Inc. (-4%) and India-based ICICI Bank Ltd. Spon. ADR (-6% prior to being sold) detracted from performance results.  Other positions having a material drag on performance included Intuitive Surgical, Inc., a manufacturer of robotic systems for assisting in minimally invasive surgeries, and athletic apparel company Nike, Inc. – Cl.B.  Both Intuitive Surgical and Nike posted negative returns and were sold from the Fund.

During the period, the Fund reduced its exposure to the Consumer Discretionary and Health Care sectors, while increasing its exposure to the Energy sector.

GROWTH FUND

The Marsico Growth Fund shared several of the Focus Fund’s performance attributes for the six-month fiscal period ended March 31, 2011.  Like the Focus Fund, certain of the Growth Fund’s Information Technology positions posted strong gains, most notably Baidu, Inc. Spon. ADR (+34%), Apple, Inc. (+23%) and Oracle Corporation (+25%).

Also similar to the Focus Fund, the Growth Fund benefitted from stock selection and allocation to the Materials sector.  Monsanto Company (+53%), The Dow Chemical Company (+38%) and specialty materials company PPG Industries, Inc. (+33%) each registered strong stock price gains.

The Fund did well to underweight Health Care, Utilities and Consumer Staples stocks, which were the weakest performers within the index.  Among these weak performing sectors however, was another positive contributor, one of the Fund’s largest Consumer Staples holdings, The Estee Lauder Companies, Inc. – Cl. A, a leader in skin care and cosmetics products, which posted a return of +54%.

The Growth Fund had significantly less exposure than the S&P 500 Index to energy-related investments.  The Fund lost some ground by not investing more in the Energy sector, as it was the strongest performing sector of the Index with a return of nearly +42%.

Performance in the Consumer Discretionary sector was held back by investments in athletic apparel company Nike, Inc. – Cl. B (-5%) and restaurant operator McDonald’s Corporation (+3%).  The Fund trimmed its investments in Nike and McDonald’s during the period.

While stock selection in the Information Technology sector was generally strong, two of the Fund’s technology positions posted disappointing returns.  Enterprise network companies F5 Networks, Inc. and Cisco Systems, Inc. each posted double-digit declines during the periods they were held by the Fund.  The Fund sold its position in Cisco Systems during the period and maintained a small investment in F5 Networks as of March 31, 2011.

The Fund increased its exposure to the Financials and Energy sectors during the period, while trimming exposure to the Consumer Discretionary sector.  During the period, the Fund reduced its Health Care and Telecommunication Services positions.

FOCUS FUND & GROWTH FUND

Fiscal Period-End Investment Posture

As of March 31, 2011, the Focus Fund’s and the Growth Fund’s primary sector allocations included Information Technology, Industrials, Financials, Materials and Consumer Discretionary. The Funds had no significant exposure to the Utilities, Telecommunication Services, or Health Care sectors.

In closing, we are pleased to note that, as previously communicated to shareholders in 2010, Coralie Witter, CFA was promoted to serve as co-portfolio manager for the Focus Fund and the Growth Fund effective November 1, 2010. Coralie is a senior analyst who joined Marsico Capital Management in June 2004. Like all Marsico Capital Management analysts, Coralie covers a wide array of sectors and industry groups, with an emphasis on global consumer-related companies, transportation and global logistics companies, and aerospace. She has over 15 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico Capital Management, Coralie spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research, the lead analyst responsible for the restaurant industry, and covered various internet companies for several years. Coralie graduated from the University of Colorado in 1994 with a Bachelor’s degree in International Affairs. She was awarded the designation of Chartered Financial Analyst (“CFA”) in 1998.

Sincerely,

THOMAS F. MARSICO
A. DOUGLAS RAO
CORALIE T. WITTER, CFA
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

FOCUS FUND OVERVIEW

March 31, 2011 (Unaudited)

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20–30 common stocks that are selected for their long-term growth potential.

TOTAL ANNUAL OPERATING EXPENSES*	1.34%	NET ASSETS	$1,235,893,693	NET ASSET VALUE PER SHARE	$18.94

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	APPLE, INC.	8.35%
	BAIDU, INC. SPON. ADR	5.79%
	ORACLE CORPORATION	5.52%
	EATON CORPORATION	5.34%
	MONSANTO COMPANY	4.58%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent monthend, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on March 31, 2001. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares	Value	Assets
COMMON STOCKS
Aerospace & Defense
General Dynamics Corporation	240,540	$18,415,742	1.49%
Goodrich Corporation	390,607	33,408,617	2.70
Precision Castparts Corp.	165,016	24,287,055	1.97
		76,111,414	6.16
Casinos & Gaming
Wynn Resorts Ltd.	355,562	45,245,264	3.66

Computer Hardware
Apple, Inc.*	296,096	103,174,651	8.35

Construction & Farm
Machinery & Heavy Trucks
Cummins, Inc.	408,216	44,748,638	3.62

Consumer Finance
American Express Company	474,788	21,460,418	1.74

Diversified Banks
U.S. Bancorp	1,875,727	49,575,465	4.01
Wells Fargo & Company	1,347,006	42,700,090	3.46
		92,275,555	7.47
Diversified Chemicals
The Dow Chemical Company	1,133,109	42,774,865	3.46

Diversified Metals & Mining
Freeport-McMoRan
Copper & Gold, Inc.	1,004,929	55,823,806	4.52

Fertilizers & Agricultural Chemicals
Monsanto Company	783,185	56,592,948	4.58

Industrial Machinery
Eaton Corporation	1,190,370	65,994,113	5.34

Internet Retail
Amazon.com, Inc.*	233,493	42,059,094	3.40
priceline.com, Inc.*	103,895	52,616,584	4.26
		94,675,678	7.66
Internet Software & Services
Baidu, Inc. Spon. ADR*	519,394	71,577,687	5.79

Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	302,583	47,950,328	3.88

Oil & Gas Equipment & Services
Halliburton Company	1,050,339	52,348,896	4.23

Oil & Gas Exploration & Production
Anadarko Petroleum Corporation	513,319	42,051,092	3.40
EOG Resources, Inc.	318,366	37,729,555	3.05
		79,780,647	6.45
Oil & Gas Storage & Transportation
Kinder Morgan, Inc.*	629,103	18,646,613	1.51

Other Diversified Financial Services
Citigroup, Inc.*	9,800,013	43,316,057	3.50

Packaged Foods & Meats
Mead Johnson Nutrition Company	462,812	26,810,699	2.17

Railroads
Union Pacific Corporation	561,800	55,241,794	4.47

Restaurants
Chipotle Mexican Grill, Inc.*	23,454	6,388,166	0.52
Starbucks Corporation	910,585	33,646,116	2.72
		40,034,282	3.24
Systems Software
Oracle Corporation	2,044,115	68,212,117	5.52

TOTAL COMMON STOCKS
(Cost $833,120,039)		1,202,796,470	97.32

SHORT-TERM INVESTMENTS
State Street Institutional
U.S. Government Money Market
Fund, 0.037%	46,188,397	46,188,397	3.74

TOTAL SHORT-TERM INVESTMENTS
(Cost $46,188,397)		46,188,397	3.74

TOTAL INVESTMENTS
(Cost $879,308,436)		1,248,984,867	101.06

Liabilities, Less Cash and Other Assets		(13,091,174)	(1.06)

NET ASSETS		$1,235,893,693	100.00%

*	Non-income producing.

See notes to financial statements.

GROWTH FUND OVERVIEW

March 31, 2011 (Unaudited)

The Growth Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES*	1.34%	NET ASSETS	$871,928,520	NET ASSET VALUE PER SHARE	$20.41

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	APPLE, INC.	5.49%
	BAIDU, INC. SPON. ADR	4.58%
	ORACLE CORPORATION	4.17%
	THE DOW CHEMICAL COMPANY	3.83%
	PRICELINE.COM, INC.	3.72%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent monthend, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on March 31, 2001. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares	Value	Assets
COMMON STOCKS

Aerospace & Defense
General Dynamics Corporation	229,726	$17,587,823	2.02%
Precision Castparts Corp.	130,067	19,143,261	2.19
		36,731,084	4.21
Apparel Retail
The TJX Companies, Inc.	422,235	20,997,747	2.41

Apparel, Accessories & Luxury Goods
Compagnie Financière
Richemont SA ADR	3,177,189	18,300,609	2.10

Application Software
salesforce.com, inc.*	67,797	9,056,323	1.04

Casinos & Gaming
Wynn Resorts Ltd.	170,517	21,698,288	2.49

Communications Equipment
Acme Packet, Inc.*	73,677	5,228,120	0.60
F5 Networks, Inc.*	76,880	7,885,582	0.90
		13,113,702	1.50
Computer Hardware
Apple, Inc.*	137,254	47,826,156	5.49

Construction & Farm
Machinery & Heavy Trucks
Cummins, Inc.	100,148	10,978,224	1.26

Distributors
Li & Fung Ltd.	1,018,000	5,208,734	0.60

Diversified Banks
U.S. Bancorp	1,104,944	29,203,670	3.35
Wells Fargo & Company	663,939	21,046,866	2.41
		50,250,536	5.76
Diversified Chemicals
PPG Industries, Inc.	259,511	24,708,042	2.83
The Dow Chemical Company	883,341	33,346,123	3.83
		58,054,165	6.66
Diversified Metals & Mining
BHP Billiton PLC ADR	91,543	7,286,823	0.84
Freeport-McMoRan Copper & Gold, Inc.	273,940	15,217,367	1.74
		22,504,190	2.58
Electrical Components & Equipment
Rockwell Automation, Inc.	105,819	10,015,768	1.15

Fertilizers & Agricultural Chemicals
Monsanto Company	376,463	27,203,216	3.12

Footwear
NIKE, Inc. - Cl. B	282,423	21,379,421	2.45

Industrial Gases
Praxair, Inc.	316,952	32,202,323	3.69

Industrial Machinery
Danaher Corporation	312,984	16,243,870	1.86
Eaton Corporation	319,178	17,695,228	2.03
		33,939,098	3.89
Integrated Oil & Gas
Occidental Petroleum Corporation	63,194	6,603,141	0.76

Internet Retail
Amazon.com, Inc.*	156,772	28,239,341	3.24
priceline.com, Inc.*	64,103	32,464,323	3.72
		60,703,664	6.96
Internet Software & Services
Baidu, Inc. Spon. ADR*	289,775	39,933,893	4.58
Youku.com, Inc. Spon. ADR*	58,912	2,798,909	0.32
		42,732,802	4.90
Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	170,807	27,067,785	3.10

Life Sciences Tools & Services
Agilent Technologies, Inc.*	190,868	8,547,069	0.98

Movies & Entertainment
Time Warner, Inc.	463,172	16,535,241	1.90

Oil & Gas Equipment & Services
Halliburton Company	458,377	22,845,510	2.62

Oil & Gas Exploration & Production
Anadarko Petroleum Corporation	218,837	17,927,127	2.06
Continental Resources, Inc.*	93,526	6,684,303	0.77
EOG Resources, Inc.	107,029	12,684,007	1.45
		37,295,437	4.28
Other Diversified Financial Services
Citigroup, Inc.*	6,079,500	26,871,390	3.08

Packaged Foods & Meats
Mead Johnson Nutrition Company	138,080	7,998,975	0.92

Personal Products
The Estee Lauder Companies, Inc. - Cl. A	138,012	13,298,836	1.53

Railroads
Union Pacific Corporation	275,006	27,041,340	3.10

Regional Banks
The PNC Financial Services Group, Inc.	312,019	19,654,077	2.25

Restaurants
McDonald’s Corporation	195,058	14,841,963	1.70
Starbucks Corporation	439,737	16,248,282	1.86
YUM! Brands, Inc.	201,315	10,343,565	1.19
		41,433,810	4.75
Specialty Stores
Tiffany & Co.	247,628	15,214,264	1.74

Systems Software
Oracle Corporation	1,089,244	36,348,072	4.17

TOTAL COMMON STOCKS
(Cost $570,306,525)		849,650,997	97.44

PREFERRED STOCKS
Diversified Banks
Wells Fargo & Company,
Series J Pref., 8.000%	337,000	9,462,960	1.09

TOTAL PREFERRED STOCKS
(Cost $5,954,707)		9,462,960	1.09

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number		Percent
	of		of Net
	Shares/Units	Value	Assets
UNITS

Marine Ports & Services
Hutchison Port Holdings
Trust - Cl. U*	13,289,000	$13,156,110	1.51%

TOTAL UNITS
(Cost $13,388,070)		13,156,110	1.51

SHORT-TERM INVESTMENTS
State Street Institutional
Treasury Money Market Fund,
0.004%	344,308	344,308	0.04

TOTAL SHORT-TERM INVESTMENTS
(Cost $344,308)		344,308	0.04

TOTAL INVESTMENTS
(Cost $589,993,610)		872,614,375	100.08

Liabilities, Less Cash and Other Assets		(685,855)	(0.08)

NET ASSETS		$871,928,520	100.00%

*	Non-income producing.

See notes to financial statements.

21st CENTURY FUND

INVESTMENT REVIEW BY CORY GILCHRIST (UNAUDITED)

The Marsico 21st Century Fund posted a return of +21.41% for the six-month fiscal period ended March 31, 2011. The Fund substantially outpaced the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of +17.31% over the same time period. For comparative purposes, the Russell 3000 Index, a proxy for the performance of all publicly-traded US equity securities including smaller capitalization companies (which may be a useful representation of the Fund’s ability to invest across the entire market capitalization spectrum), had a total return of +18.71%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2011.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

The Fund’s six-month performance was primarily aided by stock selection in particular sectors. Information Technology, Industrials, Materials and Consumer Discretionary positions contributed most significantly to the Fund’s performance relative to the S&P 500 Index.

Apple, Inc., maker of the iPhone and iPad, posted a return of +23%. As one of the Fund’s largest individual holdings, Apple had a significant positive effect on performance. Several software and services holdings also performed well. Data integration company Informatica Corporation, online restaurant reservations company OpenTable, Inc., and engineering software provider ANSYS, Inc. each posted returns of over +25%.

In Industrials, shares of Netherlands-based global industrial technology firm Sensata Technologies Holding N.V. soared +76%, while railroad services company CSX Corporation and industrial conglomerate Honeywell International, Inc. rose +43% and +37%, respectively. One of the Fund’s few Materials holdings, Monsanto Company, gained +52% due in part to improved global seeds and related seed-traits products.

Consumer Discretionary holdings also bolstered performance against the Index. An overweight in this strong-performing sector generated positive results, and stock selection also helped return. Resort operators Wynn Resorts Ltd. (+58%) and Vail Resorts, Inc. (+29%) had strong price appreciation during the period. Retailer Williams-Sonoma, Inc. (+29%) and The Walt Disney Company (+32%) were other leading holdings in the sector.

Finally, the Fund benefitted from having few investments in the Consumer Staples, Health Care and Utilities sectors, which were the weakest-performing sectors of the S&P 500 Index.

Energy was a significant area of weakness for the Fund. The Energy sector was the strongest performer within the S&P 500 Index during the time frame. The Fund had less exposure than the Index to Energy, which hurt results. In addition, the Fund’s position in Brazil-based oil and natural gas exploration company OGX Petróleo e Gás Participações S.A. slid -7%.

21st CENTURY FUND

For some time, the Fund has held a significant percentage of its net assets in the Financials sector, with an emphasis on banking-related companies.  The Fund’s positions in the Banks industry focus on what we believe to be the strongest companies with the best balance sheets, liquidity and capital levels.  We believe these franchises are positioned to gain market share and grow earnings and dividends.  During the six-month period, however, stock selection in the Banks industry detracted from results relative to the benchmark index.  First Horizon National Corporation, a core holding of the Fund, eked out a return of just +0.1% and was a significant drag on performance.  Regional bank First Midwest Bancorp, Inc. a smaller holding in the Fund, posted a double-digit decline prior to being sold.

Auto manufacturer General Motors Company slid -8% and was one of the largest individual detractors from performance during the period.

During the period, the Fund modestly increased its exposure to the Energy and Information Technology sectors while paring its exposure to the Financials sector.  Also during the period, the Fund sold its sole Telecommunication Services holding.

Fiscal Period-End Investment Posture

As of March 31, 2011, the Fund’s primary economic sector allocations were in the Financials, Consumer Discretionary, Information Technology, and Industrials sectors.  As of period-end, the Fund had no investments in the Utilities, Telecommunication Services and Consumer Staples sectors.

Sincerely,

CORYDON J. GILCHRIST, CFA
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to March 31, 2004, the performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning April 2004 through January 2005, performance returns for the 21st Century Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

21st CENTURY FUND OVERVIEW

March 31, 2011 (Unaudited)

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES*	1.38%	NET ASSETS	$799,696,546	NET ASSET VALUE PER SHARE	$15.03

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

THE WALT DISNEY COMPANY	5.33%
WELLS FARGO & COMPANY	5.20%
WILLIAMS-SONOMA, INC.	5.14%
THE PNC FINANCIAL SERVICES GROUP, INC.	5.00%
INTUITIVE SURGICAL, INC.	4.06%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning April 2004 through January 2005, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on March 31, 2001. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares	Value	Assets
COMMON STOCKS

Aerospace & Defense
Honeywell International, Inc.	491,445	$29,344,181	3.67%
Precision Castparts Corp.	175,945	25,895,585	3.24
		55,239,766	6.91
Apparel Retail
rue21, inc.*	224,992	6,479,770	0.81

Application Software
ANSYS, Inc.*	295,024	15,987,351	2.00
Informatica Corporation*	383,720	20,041,696	2.51
salesforce.com, inc.*	92,299	12,329,300	1.54
		48,358,347	6.05
Asset Management & Custody Banks
State Street Corporation	440,737	19,806,721	2.48

Automobile Manufacturers
General Motors Company*	921,934	28,607,612	3.58

Casinos & Gaming
Wynn Resorts Ltd.	111,416	14,177,686	1.77

Communications Equipment
Acme Packet, Inc.*	114,693	8,138,615	1.02

Computer Hardware
Apple, Inc.*	69,310	24,151,069	3.02

Diversified Banks
Wells Fargo & Company	1,311,303	41,568,305	5.20

Electrical Components & Equipment
Sensata Technologies Holding N.V.*	600,669	20,861,234	2.61

Fertilizers & Agricultural Chemicals
Monsanto Company	276,399	19,972,592	2.50

Health Care Equipment
Intuitive Surgical, Inc.*	97,455	32,497,344	4.06

Health Care Technology
Allscripts Healthcare Solutions, Inc.*	748,160	15,703,878	1.96

Homefurnishing Retail
Williams-Sonoma, Inc.	1,014,830	41,100,615	5.14

Internet Retail
Amazon.com, Inc.*	94,274	16,981,576	2.12

Internet Software & Services
OpenTable, Inc.*	120,165	12,779,548	1.60

Investment Banking & Brokerage
Jefferies Group, Inc.	504,417	12,580,160	1.57

Leisure Facilities
Vail Resorts, Inc.*	214,122	10,440,589	1.31

Life Sciences Tools & Services
Pacific Biosciences of California, Inc.*	166,819	2,343,807	0.29

Movies & Entertainment
The Walt Disney Company	988,515	42,595,111	5.33

Oil & Gas Exploration & Production
OGX Petróleo e Gás Participações S.A.*	1,975,700	23,778,829	2.98
Ultra Petroleum Corp.*	485,686	23,920,035	2.99
		47,698,864	5.97
Oil & Gas Refining & Marketing
Amyris, Inc.*	135,508	3,867,398	0.48
Gevo, Inc.*	129,305	2,547,309	0.32
		6,414,707	0.80
Railroads
CSX Corporation	198,919	15,635,033	1.96

Real Estate Operating Companies
BR Malls Participacoes S.A.	818,312	8,520,690	1.07

Real Estate Services
Jones Lang LaSalle, Inc.	238,959	23,833,771	2.98

Regional Banks
City National Corporation	158,925	9,066,671	1.13
Columbia Banking System, Inc.	311,911	5,979,334	0.75
First Horizon National Corporation	2,430,158	27,242,071	3.41
Fulton Financial Corporation	795,553	8,838,594	1.10
Glacier Bancorp, Inc.	398,029	5,990,337	0.75
Park Sterling Bank, Inc.*	419,993	2,036,966	0.25
The PNC Financial Services Group, Inc.	634,380	39,959,596	5.00
		99,113,569	12.39
Restaurants
Chipotle Mexican Grill, Inc.*	13,422	3,655,750	0.46
Wendy’s/Arby’s Group, Inc. - Cl. A	2,220,464	11,168,934	1.39
		14,824,684	1.85
Retail REITs
Colony Financial, Inc.	247,497	4,660,368	0.58

Systems Software
Oracle Corporation	748,743	24,985,554	3.12

Thrifts & Mortgage Finance
First Niagara Financial Group, Inc.	2,309,800	31,367,084	3.92

TOTAL COMMON STOCKS
(Cost $563,805,027)		751,438,669	93.97

SHORT-TERM INVESTMENTS
State Street Institutional Treasury
Money Market Fund, 0.004%	52,248,758	52,248,758	6.53

TOTAL SHORT-TERM INVESTMENTS
(Cost $52,248,758)		52,248,758	6.53

TOTAL INVESTMENTS
(Cost $616,053,785)		803,687,427	100.50

Liabilities, Less Cash and Other Assets		(3,990,881)	(0.50)

NET ASSETS		$799,696,546	100.00%

*	Non-income producing.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY JIM GENDELMAN AND MUNISH MALHOTRA (UNAUDITED)

The Marsico International Opportunities Fund posted a total return of (US$) +10.18% for the six-month fiscal period ended March 31, 2011. The Fund’s return was in-line with the MSCI EAFE Index, which we consider to be the Fund’s primary benchmark index and which had a total return of (US$) +10.20%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2011.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors.

Stock selection in the Industrials, Information Technology and Materials sectors contributed positively to the Fund’s performance. Strong Industrials performers included Japanese construction equipment company Komatsu Ltd. (+48%), French electrical distribution and equipment firm Schneider Electric S.A. (+35%) and Netherlands-based global industrial technology firm Sensata Technologies Holding N.V. (+43%). Several of the Fund’s Chinese Internet technology companies posted sizeable gains, including SINA Corporation (+55%) and Baidu, Inc. Spon. ADR (+35%). United Kingdom-based semiconductor company ARM Holdings PLC soared +53%. Materials positions were led by German chemical company BASF S.E. (+38%) and German integrated materials and technology group ThyssenKrupp AG (+27%).

The Utilities sector was the weakest-performing sector of the MSCI EAFE Index and the Fund benefitted by abstaining from investments in the sector. Additionally, the Fund’s performance was aided by a specific holding in the Health Care sector. Novo Nordisk A/S - Cl. B, based in Denmark, posted a return of +28%. The company recorded solid results from robust sales of its diabetes treatment products.

There were several areas of weakness during the period. Stock selection in the Energy sector was disappointing. OGX Petróleo e Gás Participações S.A., the Fund’s largest individual holding as of period-end, declined -7%. The Fund continued to maintain its position in OGX due to its impressive oil and natural gas reserves off the coast of Brazil. First production is scheduled to begin later in 2011, which may be an important catalyst for the stock.

Several of the Fund’s Financials positions struggled. Japanese real estate position Sumitomo Realty & Development Co., Ltd. and Singapore real estate company CapitaLand Ltd. skidded -17% and -12%, respectively. The Fund sold its position in CapitaLand during the period. Also during the period, the Fund initiated an investment in Citigroup, Inc. (-8%) due to the company’s growing presence in emerging markets and its efforts to capture market share with affluent consumers.

Individual holdings having a material adverse impact on performance included Hong Kong-based manufacturer, exporter and distributor of retail goods Li & Fung Ltd. (-9%), and United Kingdom-headquartered enterprise technology company Autonomy Corporation PLC (-20% prior to being sold).

INTERNATIONAL OPPORTUNITIES FUND

Active currency management is not a central facet of the Fund’s investment process, but fluctuations in major world currencies can affect performance. During this six-month period, US-based investors in international equities benefitted from a currency lift overall as the US dollar weakened as compared to certain foreign currencies including the euro and the Australian dollar, effectively increasing returns from foreign securities as expressed in US dollars. On a narrower dimension, the Fund had no exposure to companies that trade in the Australian dollar, which appreciated substantially compared to the US dollar and many other major world currencies. This positioning detracted from the Fund’s returns relative to its benchmark index, as the MSCI EAFE Index had more than a 9% allocation to Australian equities during the period.

The International Opportunities Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of March 31, 2011, the Fund’s primary economic sector allocations included Consumer Discretionary, Financials, Industrials, Materials, and Information Technology. The Fund had no exposure to the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings at period-end were Japan, the United Kingdom, China/Hong Kong, Germany, France and Brazil, although exposure to the United Kingdom and Japan represented underweighted postures relative to the benchmark index. With respect to Japan, the Fund increased its allocation to Japanese stocks in the aftermath of the earthquake, based on our view that the nuclear crisis would be contained and that the market was over-reacting to the potential negative impact the earthquake and nuclear problem would have on economic activity levels in Japan. Most of the Fund’s purchase activity was associated with adding to existing holdings, consisting predominantly of Industrials (including capital goods) and Consumer Discretionary (primarily retailing and auto manufacturing) companies.

The Fund held several positions domiciled in emerging markets including Brazil, China, India and Argentina. Such emerging markets exposure represented approximately 16% of the Fund’s net assets as of March 31, 2011. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

In closing, we are pleased to note that, as previously communicated to shareholders in 2010, Munish Malhotra was promoted to serve as co-portfolio manager for the International Opportunities Fund effective November 1, 2010. Munish has over 10 years of experience as a securities analyst. Prior to joining Marsico Capital in 2003, he served as an international equities analyst at Driehaus Capital Management in Chicago. Munish was awarded the designation of Chartered Financial Analyst (“CFA”) in 2006. He holds a Bachelor’s degree in Economics from Loyola University of Chicago.

Sincerely,

JAMES G. GENDELMAN
MUNISH MALHOTRA
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to September 30, 2004, the performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

March 31, 2011 (Unaudited)

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES*	1.54%	NET ASSETS	$238,360,845	NET ASSET VALUE PER SHARE	$13.59

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	5.02%
	BASF S.E.	3.39%
	LI & FUNG LTD.	3.20%
	SWATCH GROUP AG	3.14%
	SCHNEIDER ELECTRIC S.A.	2.78%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the International Opportunities Fund (for the period prior to September 30, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on March 31, 2001. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares	Value	Assets
COMMON STOCKS

Advertising
Publicis Groupe S.A.	64,090	$3,594,530	1.51%

Aerospace & Defense
Rolls-Royce Group PLC*	268,481	2,666,014	1.12

Apparel Retail
Industria de Diseno Textile S.A. (Inditex)	76,993	6,178,059	2.59

Apparel, Accessories & Luxury Goods
Adidas A.G.	37,923	2,389,210	1.00
Pandora A/S*	47,028	2,400,026	1.01
Swatch Group AG	16,951	7,494,612	3.14
		12,283,848	5.15
Asset Management & Custody Banks
Julius Baer Group Ltd.	81,087	3,518,920	1.48

Automobile Manufacturers
Honda Motor Co., Ltd.	161,000	6,048,630	2.54

Brewers
Anheuser-Busch InBev N.V.	42,460	2,418,706	1.02

Building Products
Daikin Industries, Ltd.	43,973	1,316,864	0.55

Computer & Electronics Retail
Yamada-Denki Co., Ltd.	43,500	2,933,818	1.23

Computer Hardware
TOSHIBA Corporation	715,000	3,498,497	1.47

Construction & Farm
Machinery & Heavy Trucks
Komatsu Ltd.	176,300	5,987,587	2.51

Distillers & Vintners
Pernod-Ricard S.A.	26,698	2,493,418	1.05

Distributors
Li & Fung Ltd.	1,492,000	7,634,019	3.20

Diversified Banks
Banco Bilbao Vizcaya Argentaria S.A.	207,037	2,511,906	1.05
Barclays PLC	1,330,173	5,922,535	2.49
BNP Paribas	45,806	3,350,327	1.41
ICICI Bank Ltd. Spon. ADR	110,601	5,511,248	2.31
Standard Chartered PLC	156,269	4,053,602	1.70
		21,349,618	8.96
Diversified Chemicals
BASF S.E.	93,519	8,088,616	3.39

Diversified Metals & Mining
Teck Resources Ltd. - CI. B	50,825	2,694,066	1.13
Xstrata PLC	156,200	3,650,891	1.53
		6,344,957	2.66
Diversified Real Estate Activities
Hang Lung Properties Ltd.	799,000	3,487,289	1.47
Sumitomo Realty & Development Co., Ltd.	185,000	3,700,889	1.55
		7,188,178	3.02
Electrical Components & Equipment
Schneider Electric S.A.	38,841	6,638,481	2.78
Sensata Technologies Holding N.V.*	119,081	4,135,683	1.74
		10,774,164	4.52
Food Retail
FamilyMart Co., Ltd.	82,100	3,084,425	1.29
Tesco PLC	573,042	3,502,432	1.47
		6,586,857	2.76
Hotels, Resorts & Cruise Lines
Accor S.A.	79,779	3,584,655	1.50

Industrial Conglomerates
Siemens A.G.	36,206	4,962,299	2.08

Industrial Machinery
FANUC Corporation	24,700	3,738,555	1.57

Internet Retail
DeNA Co., Ltd.	87,000	3,143,003	1.32

Internet Software & Services
Baidu, Inc. Spon. ADR*	18,872	2,600,750	1.09
MercadoLibre, Inc.	40,482	3,304,546	1.39
SINA Corporation*	23,295	2,493,497	1.05
Youku.com, Inc. Spon. ADR*	31,233	1,483,880	0.62
		9,882,673	4.15
Multi-Sector Holdings
Criteria CaixaCorp S.A.	340,815	2,403,905	1.01

Office Electronics
Canon, Inc.	82,700	3,599,110	1.51

Oil & Gas Exploration & Production
CNOOC Ltd.	1,110,800	2,804,650	1.18
OGX Petróleo e Gás Participações S.A.*	994,700	11,971,859	5.02
Pacific Rubiales Energy Corp.	131,287	3,642,723	1.53
Tullow Oil PLC	158,238	3,675,680	1.54
		22,094,912	9.27
Other Diversified Financial Services
Citigroup, Inc.*	1,381,222	6,105,001	2.56

Packaged Foods & Meats
Nestlé S.A.	43,867	2,514,532	1.06

Pharmaceuticals
Novo Nordisk A/S - CI. B	37,519	4,713,765	1.98

Railroads
Canadian National Railway Company	81,113	6,105,376	2.56

Real Estate Operating Companies
BR Malls Participacoes S.A.	517,700	5,390,561	2.26

Semiconductor Equipment
ASML Holding N.V.*	141,185	6,222,715	2.61

Semiconductors
ARM Holdings PLC	302,292	2,788,385	1.17

Specialized Finance
Hong Kong Exchanges and Clearing Ltd.	11,500	249,410	0.10

Specialty Chemicals
LyondellBasell Industries N.V. - CI. A*	115,620	4,572,771	1.92
Novozymes A/S - CI. B	15,710	2,405,232	1.01
		6,978,003	2.93

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (continued)
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares/Units	Value	Assets
COMMON STOCKS (continued)

Steel
ThyssenKrupp AG	119,086	$4,865,599	2.04%

Trading Companies & Distributors
Marubeni Corporation	653,000	4,702,416	1.97

Wireless Telecommunication Services
Millicom International Cellular S.A.	41,383	3,979,803	1.67

TOTAL COMMON STOCKS
(Cost $172,764,531)		228,929,978	96.05

UNITS

Education Services
Anhanguera Educacional
Participacoes S.A.	70,300	1,721,492	0.72

TOTAL UNITS
(Cost $1,243,416)		1,721,492	0.72

SHORT-TERM INVESTMENTS
State Street Institutional
Treasury Money Market
Fund, 0.004%	5,516,943	5,516,943	2.31

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,516,943)		5,516,943	2.31

TOTAL INVESTMENTS
(Cost $179,524,890)		236,168,413	99.08

Cash and Other Assets, Less Liabilities		2,192,432	0.92

NET ASSETS		$238,360,845	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY

		Percent of
		Investment
Country	Market Value	Securities
Argentina	$3,304,546	1.40%
Belgium	2,418,706	1.02
Brazil	19,083,912	8.08
Canada	12,442,165	5.27
China/Hong Kong	20,753,495	8.79
Denmark	9,519,023	4.03
France	19,661,411	8.33
Germany	20,305,724	8.60
India	5,511,248	2.33
Japan	41,753,794	17.68
Luxembourg	3,979,803	1.69
Netherlands	14,931,169	6.32
Spain	11,093,870	4.70
Switzerland	17,178,955	7.27
United Kingdom	22,608,648	9.57
United States(1)	11,621,944	4.92
	$236,168,413	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

FLEXIBLE CAPITAL FUND

INVESTMENT REVIEW BY DOUG RAO (UNAUDITED)

The Marsico Flexible Capital Fund posted a total return of +21.32% for the six-month fiscal period ended March 31, 2011. That result significantly surpassed the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of +17.31%. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended March 31, 2011.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

The Fund’s performance during the six-month fiscal period ended March 31, 2011 benefitted primarily from strong stock selection in the Information Technology, Industrials, Health Care and Materials sectors.

The Fund’s Information Technology holdings posted a collective return of +64%, while the S&P 500 Index Information Technology sector returned +14%. Three of the Fund’s China-based software and services holdings had a positive impact on the Fund’s performance. Online video hosting service company Youku.com, Inc. Spon. ADR (purchased by the Fund at its initial public offering) soared +237%. Internet service company ChinaCache International Holdings Ltd. ADR and online search company Baidu, Inc. Spon. ADR gained +94% and +33%, respectively. The Fund sold ChinaCache during the period.

Industrials positions were led by Netherlands-based global industrial technology firm Sensata Technologies Holding N.V. (+80%) and power management company Eaton Corporation (+21% prior to being sold).

Additional areas of strength for the Fund included stock selection in the Health Care and Materials sectors. Odontoprev S.A., Brazil’s largest provider of dental-care plans, posted a return of +43%. Materials positions were led by agricultural materials company Monsanto Company (+52%) and Freeport-McMoRan Copper & Gold, Inc. (+32%).

The Fund also was helped by having a limited number of investments in the Consumer Staples, Health Care and Utilities sectors, as these were the weakest-performing sectors of the benchmark index.

There were a few areas of weakness for the Fund. The Fund’s cash position was elevated during portions of the reporting period. Cash and cash equivalents averaged nearly 10% of the Fund’s net assets during the six-month period. The Fund’s elevated cash had a dampening effect on performance results during a time of generally stronger US equity returns. The Fund’s cash, including pending purchases and sales, was reduced to approximately 6.6% of the Fund’s net assets as of March 31, 2011.

FLEXIBLE CAPITAL FUND

Throughout the period, the Fund had a significant portion of its net assets invested in the Financials sector as compared to the S&P 500 Index. This positioning hurt Fund performance because the Financials sector underperformed the overall return of the benchmark index. Stock selection also detracted from relative results. The Fund’s Financials holdings posted a collective return of +9% and trailed the S&P 500 Index Financials sector return of +15%. Bank position First Horizon National Corporation (-10%) and Hong Kong-listed property developer Hang Lung Properties Ltd. (-17%) each posted double-digit negative returns prior to being sold from the Fund.

Energy was another area of weakness. The Energy sector was the strongest performer within the S&P 500 Index during the time frame. The Fund had less exposure than the Index to Energy, which hurt results. In addition, the Fund’s position in Brazil-based oil and natural gas exploration company OGX Petróleo e Gás Participações S.A. declined -9%.

Certain individual holdings posted disappointing returns and had a material, negative impact on performance results. Li & Fung Ltd., a Hong Kong-headquartered manufacturer, exporter, and distributor of retail goods declined -11%. Indian online travel agency MakeMyTrip Ltd. skidded -37% and was sold.

During the period, the Fund increased its allocations to the Information Technology, Industrials, and Financials sectors. Exposure to the Consumer Discretionary, Health Care, and Telecommunication Services sectors was reduced.

The Flexible Capital Fund has tended to have a relatively high portfolio turnover level. This is attributable, in part, to the Fund’s investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, preserve capital or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of March 31, 2011, the Fund’s primary economic sector allocations included Financials, Consumer Discretionary, Information Technology, and Industrials. At period-end, the Fund had no exposure to the Utilities and Telecommunication Services sectors.

Sincerely,

A. DOUGLAS RAO
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to February 1, 2011, the performance returns for the Flexible Capital Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

FLEXIBLE CAPITAL FUND OVERVIEW

March 31, 2011 (Unaudited)

The Flexible Capital Fund invests primarily in equity securities and other investments that are selected primarily for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments.

TOTAL ANNUAL OPERATING EXPENSES*	1.49%	NET ASSETS	$627,639,540	NET ASSET VALUE PER SHARE	$14.39

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	SENSATA TECHNOLOGIES HOLDING N.V.	6.28%
	TARGA RESOURCES CORPORATION	3.60%
	LI & FUNG LTD.	3.35%
	THE TJX COMPANIES, INC.	3.20%
	ORACLE CORPORATION	3.18%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	The performance returns for the Flexible Capital Fund (for the period prior to February 1, 2011) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2)	This chart assumes an initial investment of $10,000 made on December 29, 2006 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares	Value	Assets
COMMON STOCKS

Apparel Retail
The TJX Companies, Inc.	403,467	$20,064,414	3.20%

Auto Parts & Equipment
BorgWarner, Inc.*	157,953	12,587,274	2.01

Automotive Retail
AutoZone, Inc.*	21,880	5,985,493	0.95

Broadcasting
Discovery Communications, Inc. - Cl. A*	474,733	18,941,847	3.02

Communications Equipment
Acme Packet, Inc.*	158,567	11,251,914	1.79

Computer Hardware
Apple, Inc.*	44,249	15,418,564	2.45
TOSHIBA Corporation	3,487,000	17,061,902	2.72
		32,480,466	5.17
Construction & Farm
Machinery & Heavy Trucks
Joy Global, Inc.	97,688	9,652,551	1.54

Department Stores
Kohl’s Corporation	212,695	11,281,343	1.80

Distributors
Li & Fung Ltd.	4,106,000	21,008,903	3.35

Diversified Banks
U.S. Bancorp†	658,628	17,407,538	2.77

Diversified Chemicals
BASF S.E.	151,839	13,132,810	2.09
PPG Industries, Inc.	143,959	13,706,337	2.19
		26,839,147	4.28
Diversified Metals & Mining
Freeport-McMoRan Copper & Gold, Inc.	153,237	8,512,315	1.36

Electrical Components & Equipment
Sensata Technologies Holding N.V.*	1,135,446	39,434,039	6.28

Fertilizers & Agricultural Chemicals
Monsanto Company	166,191	12,008,962	1.91

Footwear
Peak Sport Products Co., Ltd.	1,086,000	745,542	0.12

Industrial Machinery
FANUC Corporation	68,700	10,398,329	1.66

Internet Software & Services
Baidu, Inc. Spon. ADR*	96,756	13,333,944	2.13
Cornerstone OnDemand, Inc.*	255,516	4,658,057	0.74
Youku.com, Inc. Spon. ADR*	256,234	12,173,677	1.94
		30,165,678	4.81
Investment Banking & Brokerage
KBW, Inc.	308,959	8,091,636	1.29
The Goldman Sachs Group, Inc.	64,128	10,162,364	1.62
		18,254,000	2.91
Managed Health Care
Odontoprev S.A.	512,200	8,370,132	1.33

Mortgage REITs
PennyMac Mortgage Investment Trust	750,764	13,806,550	2.20

Oil & Gas Equipment & Services
National Oilwell Varco, Inc.	116,443	9,230,437	1.47

Oil & Gas Exploration & Production
OGX Petróleo e Gás Participações S.A.*	1,418,500	17,072,566	2.72
Pacific Rubiales Energy Corp.	260,558	7,229,510	1.15
		24,302,076	3.87
Oil & Gas Refining & Marketing
Amyris, Inc.*	91,653	2,615,777	0.41
Gevo, Inc.*	155,542	3,064,177	0.49
		5,679,954	0.90
Oil & Gas Storage & Transportation
Targa Resources Corporation	623,054	22,579,477	3.60

Packaged Foods & Meats
Green Mountain Coffee Roasters, Inc.*	190,788	12,326,813	1.97
Mead Johnson Nutrition Company	181,227	10,498,480	1.67
		22,825,293	3.64
Property & Casualty Insurance
The Travelers Companies, Inc.	293,887	17,480,399	2.78

Regional Banks
The PNC Financial Services Group, Inc.	187,724	11,824,735	1.88

Semiconductors
Mellanox Technologies Ltd.*	186,239	4,698,810	0.75

Specialized Consumer Services
Sotheby’s	148,685	7,820,831	1.25

Systems Software
Oracle Corporation	598,707	19,978,853	3.18

Thrifts & Mortgage Finance
First Niagara Financial Group, Inc.	1,110,391	15,079,110	2.40

TOTAL COMMON STOCKS
(Cost $441,043,768)		490,696,412	78.18

CONVERTIBLE PREFERRED STOCKS
Other Diversified Financial Services
Citigroup, Inc.,
Tangible Dividend Enhanced
Common Stock, 7.500%, 12/15/12	117,942	14,919,663	2.38

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $15,707,392)		14,919,663	2.38

*	Non-income producing.

†	A portion of the security is designated as collateral for certain open derivative instruments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number		Percent
	of Shares/		of Net
	Par Value/Units	Value	Assets
CORPORATE BONDS

Health Care Facilities
HCA, Inc., 9.250%, 11/15/16	3,385,000	$3,643,107	0.58%
HCA, Inc., 9.625%, 11/15/16	2,658,000	2,863,995	0.46
		6,507,102	1.04
Other Diversified Financial Services
Bank of America Corporation,
8.125%, 12/29/49	4,092,000	4,400,414	0.70

Real Estate Services
CB Richard Ellis Services, Inc.,
11.625%, 6/15/17	5,613,000	6,623,340	1.05

TOTAL CORPORATE BONDS
(Cost $17,249,757)		17,530,856	2.79

PREFERRED STOCKS

Consumer Finance
Ally Financial, Inc., 8.500%	597,525	14,860,447	2.37

Other Diversified Financial Services
Countrywide Capital V,
Capital Securities, 7.000%	657,639	16,447,551	2.62

TOTAL PREFERRED STOCKS
(Cost $30,285,691)		31,307,998	4.99

UNITS

Education Services
Anhanguera Educacional
Participacoes S.A.	458,300	11,222,757	1.79

Marine Ports & Services
Hutchison Port Holdings
Trust - Cl. U*	18,940,000	18,750,600	2.99

TOTAL UNITS
(Cost $27,848,594)		29,973,357	4.78

SHORT-TERM INVESTMENTS
State Street Institutional
Treasury Money Market Fund,
0.004%	51,111,761	51,111,761	8.14

TOTAL SHORT-TERM INVESTMENTS
(Cost $51,111,761)		51,111,761	8.14

TOTAL INVESTMENTS
(Cost $583,246,963)		635,540,047	101.26

Liabilities, Less Cash and Other Assets		(7,900,507)	(1.26)

NET ASSETS		$627,639,540	100.00%

	Number		Percent
	of		of Net
	Contracts	Value	Assets
SECURITIES SOLD SHORT

Written Call Options
U.S. Bancorp, Exercise Price: $30.00,
Expiration Date: April 2011*	2,149	$(2,149)	(0.00)%

TOTAL WRITTEN CALL OPTIONS
(Premium Received $38,681)		(2,149)	(0.00)

TOTAL SECURITIES SOLD SHORT
(Premium Received $38,681)		$(2,149)	(0.00)%

SUMMARY OF INVESTMENTS BY COUNTRY

		Percent of
		Investment
Country	Market Value	Securities
Brazil	$36,665,455	5.77%
Canada	7,229,510	1.14
China/Hong Kong	47,262,066	7.44
Germany	13,132,810	2.07
Israel	4,698,810	0.74
Japan	27,460,231	4.32
Netherlands	39,434,039	6.20
Singapore	18,750,600	2.95
United States(1)	440,906,526	69.37
	$635,540,047	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY CORY GILCHRIST, TOM MARSICO AND JIM GENDELMAN (UNAUDITED)

The Marsico Global Fund posted a total return of +17.02% for the six-month fiscal period ended March 31, 2011. The Fund’s return surpassed that of the MSCI All Country World Index (“MSCI ACWI Index”), which we consider to be the Fund’s primary benchmark index and which had a total return of +13.54%. The MSCI ACWI Index measures equity market performance in the global developed and emerging markets. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended March 31, 2011.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors.

The Global Fund’s strong performance results for the six-month period ended March 31, 2011 were largely attributable to stock selection in several sectors. The Fund’s Information Technology, Financials and Materials positions were material positive contributors to performance.

Within the Information Technology sector, Youku.com, Inc. Spon. ADR was purchased at its initial public offering (“IPO”) and rose more +143% before it was sold by the Fund. Apple, Inc. (+23%), maker of the iPad and iPod, and restaurant reservations software company OpenTable, Inc. (+56%) were also leading technology holdings.

Stock selection in the Financials and Materials sectors also aided performance. Banks Wells Fargo & Company (+27%) and The PNC Financial Services Group, Inc. (+20%) posted solid gains. BR Malls Participacoes S.A. (+25%), a Brazilian shopping mall management company, and Swiss diversified financials company Julius Baer Group Ltd. (+19%) were other leading holdings. In Materials, standout performers included agricultural materials company Monsanto Company (+52%) and Australian mining company BHP Billiton PLC (+20% prior to being sold).

Netherlands-based global industrial technology company Sensata Technologies Holding N.V. (+77%) and health care surgical systems manufacturer Intuitive Surgical, Inc. (+18%) each had a material positive impact on performance.

Several of the Fund’s Consumer Discretionary positions provided returns well in excess of the MSCI ACWI Index. In particular, hotel/casino resort operator Wynn Macau Ltd. (+69%), Canada-headquartered athletic apparel company lululemon athletica, inc. (+99%) and Swiss luxury goods provider Compagnie Financière Richemont SA (+20%) were strong performers. Our stock selection within the sector was not always as precisely on target, however. Li & Fung Ltd., a Hong Kong-headquartered manufacturer, exporter, and distributor of retail goods declined -9%. Auto manufacturer General Motors Company slid -8%. Finally, Spanish fashion clothing manufacturer Industria de Diseno Textile S.A. (Inditex) (+2%) also hampered performance.

GLOBAL FUND

The main areas of weakness for the Fund’s performance over the past six months were stock selection in and an underweighted posture in the Energy sector. The Fund’s performance was penalized by having an underweighted allocation to the strong-performing sector. One of the Fund’s Energy holdings, OGX Petróleo e Gás Participações S.A. (-7%), was a material detractor from performance.

Certain Financials positions also struggled, most notably IFM Investments Ltd. ADR (-37% prior to being sold), Hang Lung Properties Ltd. (-9%) and First Midwest Bancorp, Inc. (-17% prior to being sold).

Active currency management is not a central facet of the Fund’s investment process, but fluctuations in major world currencies can affect performance. During this six-month period, US-based investors in international equities benefitted from a currency lift overall as the US dollar weakened as compared to certain foreign currencies including the euro, the Australian dollar and Canadian dollar, effectively increasing returns from foreign securities as expressed in US dollars. On a narrower dimension, the Fund had little exposure to companies that trade in the Canadian dollar and Australian dollar, which appreciated substantially compared to the US dollar and many other major world currencies. This positioning detracted modestly from the Fund’s returns relative to its benchmark index.

The Global Fund has tended to have a fairly high portfolio turnover level. This is mainly attributable to the Fund’s investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of March 31, 2011, the Fund’s primary economic sector allocations included Consumer Discretionary, Financials, Information Technology and Industrials. The Fund had no investments in Utilities and Telecommunication Services sectors.

The Fund’s most significant country allocations were the US, Switzerland, Brazil and China/Hong Kong. The Fund held several positions domiciled in emerging markets totaling approximately 17% of net assets including Brazil, Argentina, India and China.

Sincerely,

CORYDON J. GILCHRIST, CFA
THOMAS F. MARSICO
JAMES G. GENDELMAN
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to January 1, 2009 and from April through May 2009, the performance returns for the Global Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the one-month period June 2009, performance returns for the Global Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

GLOBAL FUND OVERVIEW

March 31, 2011 (Unaudited)

The Global Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund invests in the securities of companies of any size that are economically tied to any countries or markets throughout the world, including the securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the U.S. or doing business outside the U.S. (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the U.S., that encompass not less than three different countries overall. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES*	1.56%	NET ASSETS	$135,132,589	NET ASSET VALUE PER SHARE	$11.49

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	WELLS FARGO & COMPANY	5.14%
	INDUSTRIA DE DISENO TEXTILE S.A. (INDITEX)	4.82%
	COMPAGNIE FINANCIÈRE RICHEMONT SA	4.24%
	THE PNC FINANCIAL SERVICES GROUP, INC.	4.22%
	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	3.76%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the Global Fund (for the period prior to January 1, 2009 and from April through May 2009) reflect a fee waiver in effect; in absence of such a waiver, the returns would be reduced. For the one-month period June 2009, performance returns for the Global Fund would have been higher but for reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on June 29, 2007 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares/Units	Value	Assets
COMMON STOCKS

Aerospace & Defense
Precision Castparts Corp.	23,578	$3,470,210	2.57%

Apparel Retail
Industria de Diseno Textile S.A. (Inditex)	81,219	6,517,161	4.82
rue21, inc.*	37,951	1,092,989	0.81
		7,610,150	5.63
Apparel, Accessories & Luxury Goods
Compagnie Financière Richemont SA	99,071	5,722,065	4.24
lululemon athletica, inc.*	13,546	1,206,271	0.89
		6,928,336	5.13
Application Software
ANSYS, Inc.*	38,716	2,098,020	1.55
AutoNavi Holdings Ltd. ADR*	19,500	345,345	0.26
Informatica Corporation*	42,132	2,200,554	1.63
salesforce.com, inc.*	12,872	1,719,442	1.27
		6,363,361	4.71
Asset Management & Custody Banks
Julius Baer Group Ltd.	89,139	3,868,351	2.86
State Street Corporation	62,011	2,786,774	2.06
		6,655,125	4.92
Automobile Manufacturers
Bayerische Motoren Werke AG	36,173	3,011,781	2.23
General Motors Company*	120,945	3,752,923	2.78
		6,764,704	5.01
Casinos & Gaming
Wynn Macau Ltd.	1,607,475	4,494,743	3.33

Communications Equipment
Acme Packet, Inc.*	15,308	1,086,256	0.80

Computer Hardware
Apple, Inc.*	10,492	3,655,937	2.70
TOSHIBA Corporation	519,000	2,539,469	1.88
		6,195,406	4.58
Distributors
Li & Fung Ltd.	782,000	4,001,208	2.96

Diversified Banks
Barclays PLC	805,994	3,588,652	2.66
ICICI Bank Ltd. Spon. ADR	21,445	1,068,604	0.79
Wells Fargo & Company	219,153	6,947,150	5.14
		11,604,406	8.59
Diversified Real Estate Activities
BR Properties S.A.	123,000	1,292,041	0.96
Hang Lung Properties Ltd.	336,000	1,466,494	1.08
		2,758,535	2.04
Electrical Components & Equipment
Sensata Technologies Holding N.V.*	105,049	3,648,352	2.70

Fertilizers & Agricultural Chemicals
Monsanto Company	50,235	3,629,981	2.69

Health Care Equipment
Intuitive Surgical, Inc.*	14,323	4,776,148	3.53
Internet Retail
Amazon.com, Inc.*	11,638	2,096,353	1.55
MakeMyTrip Ltd.*	11,221	328,887	0.24
		2,425,240	1.79
Internet Software & Services
MercadoLibre, Inc.	43,452	3,546,987	2.63
OpenTable, Inc.*	9,831	1,045,527	0.77
		4,592,514	3.40
Marine
Kuehne + Nagel International AG	23,169	3,241,390	2.40

Marine Ports & Services
LLX Logistica S.A.*	483,200	1,488,682	1.10

Movies & Entertainment
The Walt Disney Company	100,640	4,336,578	3.21

Oil & Gas Exploration & Production
OGX Petróleo e Gás Participações S.A.*	422,400	5,083,858	3.76
Ultra Petroleum Corp.*	61,458	3,026,806	2.24
		8,110,664	6.00
Oil & Gas Refining & Marketing
Amyris, Inc.*	20,553	586,583	0.43

Other Diversified Financial Services
Citigroup, Inc.*	655,322	2,896,523	2.14

Packaged Foods & Meats
Nestlé S.A.	48,636	2,787,899	2.06

Real Estate Operating Companies
BR Malls Participacoes S.A.	375,700	3,911,984	2.90

Regional Banks
The PNC Financial Services Group, Inc.	90,427	5,695,997	4.22

Restaurants
Chipotle Mexican Grill, Inc.*	2,290	623,727	0.46

Specialty Chemicals
Novozymes A/S - Cl. B	22,424	3,433,158	2.54

Systems Software
Oracle Corporation	72,314	2,413,118	1.79

TOTAL COMMON STOCKS
(Cost $92,116,193)		126,530,978	93.63

UNITS

Education Services
Anhanguera Educacional
Participacoes S.A.	64,800	1,586,809	1.18

Marine Ports & Services
Hutchison Port Holdings Trust - Cl. U*	2,623,000	2,596,770	1.92

TOTAL UNITS
(Cost $3,822,445)		4,183,579	3.10

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND
SCHEDULE OF INVESTMENTS (continued)
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares	Value	Assets
SHORT-TERM INVESTMENTS
State Street Institutional
Treasury Money Market
Fund, 0.004%	5,485,447	$5,485,447	4.06%

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,485,447)		5,485,447	4.06

TOTAL INVESTMENTS
(Cost $101,424,085)		136,200,004	100.79

Liabilities, Less Cash and Other Assets		(1,067,415)	(0.79)

NET ASSETS		$135,132,589	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY

		Percent of
		Investment
Country	Market Value	Securities
Argentina	$3,546,987	2.60%
Brazil	13,363,374	9.81
Canada	1,206,271	0.89
China/Hong Kong	10,307,790	7.57
Denmark	3,433,158	2.52
Germany	3,011,781	2.21
India	1,397,491	1.03
Japan	2,539,469	1.86
Netherlands	3,648,352	2.68
Singapore	2,596,770	1.91
Spain	6,517,161	4.79
Switzerland	15,619,705	11.47
United Kingdom	3,588,652	2.63
United States(1)	65,423,043	48.03
	$136,200,004	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

EMERGING MARKETS FUND

INVESTMENT REVIEW BY MUNISH MALHOTRA, JOSH RUBIN AND CHARLIE WILSON (UNAUDITED)

The Emerging Markets Fund commenced operations on December 31, 2010, in the middle of the six-month reporting period ended March 31, 2011. As a reminder, the Fund seeks long-term growth of capital by investing primarily in issuers economically tied to emerging markets that are selected for their long-term growth potential.

The Fund posted a total return of (US$) -3.80% for the period from December 31, 2010 (inception) through March 31, 2011. For comparative purposes over the same period, the MSCI Emerging Markets Index, which we consider to be the Fund’s primary benchmark index, had a total return of (US$) +2.04%. The MSCI Emerging Markets Index measures equity market performance of emerging markets. Please see the Fund Overview for more detailed information about the Fund’s performance for the three-month period ended March 31, 2011.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a three-month period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. These risks may be greater in less-developed emerging markets.

The first calendar quarter of 2011 was challenging for emerging markets. Unrest in the Middle East, concerns regarding emerging markets inflation and its effect on global growth prospects, and tightening measures from certain emerging market government entities (such as China and Brazil) weighed on these markets. The MSCI Emerging Markets Index experienced a negative return in the month of January followed by positive performance for the months of February and March 2011.

We believe that emerging markets offer compelling investment opportunities for long-term growth of capital. In late January, however, political unrest in the Middle East and North Africa raised concerns for us regarding the potential ripple effects of political instability in the region. In an effort to preserve capital, the Fund sold many of its equity positions and assumed a temporary defensive position by raising the percentage of its net assets in cash and cash equivalents. On average, the Fund held approximately 38% of its net assets in cash and cash equivalents during the three-month period. We gradually began to redeploy the Fund’s cash position into equities as evidence mounted that political unrest remained relatively contained in nature and that powerful demand trends from emerging markets would persist. As of March 31, 2011, the Fund’s cash, including pending purchases and sales, represented approximately 20% of the Fund’s net assets.

The Fund’s elevated cash position hurt performance on two levels. The Fund did not fully participate in the positive equity returns experienced by the benchmark index during the months of February and March. The US dollar generally weakened as compared to many emerging market currencies; therefore, the Fund’s US dollar cash positions also incurred a negative currency effect.

EMERGING MARKETS FUND

The Fund’s performance was also hurt by stock selection and allocation to the Energy sector. Energy was, by far, the strongest-performing sector of the benchmark index with a return of +12%. The Fund was therefore hurt by having few investments in the sector. Stock selection within the sector was also disappointing. The Fund’s Energy holdings, South American exploration and production company Pacific Rubiales Energy Corp. and Brazil-based OGX Petróleo e Gás Participações S.A. slid -20% and -10%, respectively.

Other individual positions that had a material, adverse impact on performance included Chilean copper producer Antofagasta PLC (-18%), South Africa-headquartered media company Naspers Ltd. – Cl. N (-8% prior to being sold) and Chinese personal products company Hengan International Group Co., Ltd. (-15%).

The primary area of strength for the Fund was stock selection in the Information Technology sector. The Fund’s technology holdings posted a collective return of +19%. Chinese Internet technology companies SINA Corporation (+38%) and Tencent Holdings Ltd. (+19% prior to being sold) performed well. Argentina-based e-commerce company MercadoLibre, Inc. gained +16%. Petronas Chemicals Group Bhd, a leading petrochemicals producer in Southeast Asia, gained +18% and was among the Fund’s strongest performing individual positions.

The Emerging Markets Fund may tend to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of period-end, the Fund emphasized investments in companies that are able to grow their business in an inflationary environment (such as commodities and companies offering automation/productivity solutions) and companies that we believe will be able to pass through higher prices due to their strong brand and/or pricing power.

The Fund’s most significant sector allocations at period-end included Financials, Consumer Discretionary, Information Technology and Energy. The Fund’s largest country weights were Brazil and China/Hong Kong. As of March 31, 2011, the Fund’s cash position (held primarily in US dollars) represented approximately 20% of the Fund’s net assets. We anticipate that the Fund’s cash positions will decrease as we identify new investment opportunities and add selectively to existing holdings.

Sincerely,

MUNISH MALHOTRA, CFA
JOSHUA N. RUBIN
CHARLES K. WILSON
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. The performance returns for the Emerging Markets Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

EMERGING MARKETS FUND OVERVIEW

March 31, 2011 (Unaudited)

The Emerging Markets Fund seeks long-term growth of capital through a diversified portfolio.  The Fund invests primarily (no less than 80% of net assets) in common stocks and other securities of issuers economically tied to emerging markets. The Fund may invest in the securities of an unlimited number of issuers of any size around the world.

TOTAL ANNUAL OPERATING EXPENSES*	3.36%
NET EXPENSES*†	1.75%	NET ASSETS	$10,294,620	NET ASSET VALUE PER SHARE	$9.62

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	7.41%
	BR MALLS PARTICIPACOES S.A.	5.08%
	ODONTOPREV S.A.	3.19%
	PT BANK RAKYAT INDONESIA PERSERO TBK	3.16%
	ICICI BANK LTD. SPON. ADR	3.09%

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2011 and may differ from the expense ratios disclosed in this report.

†
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Emerging Markets Fund’s average net assets until January 31, 2012. This fee waiver may be terminated at any time after January 31, 2012. The Adviser may recoup any waived amount from the Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	The performance returns for the Emerging Markets Fund reflect a fee waiver in effect; in absence of such a waiver, the returns would be reduced.

(2)	This chart assumes an initial investment of $10,000 made on December 31, 2010 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

SCHEDULE OF INVESTMENTS

MARSICO EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

	Number		Percent
	of		of Net
	Shares/Units	Value	Assets
COMMON STOCKS

Agricultural Products
Asian Citrus Holdings Ltd.	251,000	$277,507	2.69%

Brewers
Companhia de Bebidas das
Americas - AmBev Preferred ADR	3,391	95,999	0.93

Casinos & Gaming
Genting Malaysia Bhd	85,800	104,249	1.01
Wynn Macau Ltd.	9,200	25,665	0.25
		129,914	1.26
Commodity Chemicals
Petronas Chemicals Group Bhd*	112,800	269,640	2.62

Construction Materials
PT Indocement Tunggal Prakarsa Tbk	57,500	107,967	1.05

Distributors
Li & Fung Ltd.	58,000	296,765	2.88

Diversified Banks
Bank of China Ltd. - Cl. H	181,000	100,755	0.98
Credicorp Ltd.	1,779	186,670	1.81
Erste Group Bank AG	1,905	96,125	0.94
ICICI Bank Ltd. Spon. ADR	6,383	318,065	3.09
Industrial and Commercial
Bank of China Ltd. - Cl. H	124,000	102,981	1.00
PT Bank Rakyat Indonesia Persero Tbk	493,000	325,553	3.16
		1,130,149	10.98
Diversified Metals & Mining
Antofagasta PLC	4,184	91,350	0.89
Ivanhoe Mines Ltd.*	1,467	40,284	0.39
		131,634	1.28
Diversified Real Estate Activities
Hang Lung Properties Ltd.	68,000	296,791	2.88

Diversified Support Services
Multiplus S.A.	16,900	299,980	2.91

Electric Utilities
Light S.A.	17,200	297,088	2.89

Electronic Equipment & Instruments
HollySys Automation Technologies Ltd.*	7,678	102,117	0.99

Hotels, Resorts & Cruise Lines
Home Inns & Hotels Management, Inc. ADR*	2,475	97,936	0.95
Shangri-La Asia Ltd.	112,833	288,372	2.80
		386,308	3.75
Internet Retail
MakeMyTrip Ltd.*	3,621	106,132	1.03

Internet Software & Services
Baidu, Inc. Spon. ADR*	789	108,732	1.05
MercadoLibre, Inc.	2,508	204,728	1.99
SINA Corporation*	2,720	291,149	2.83
Youku.com, Inc. Spon. ADR*	2,161	102,669	1.00
		707,278	6.87

Managed Health Care
Odontoprev S.A.	20,100	328,465	3.19

Office REITs
Ascendas India Trust	259,000	196,228	1.91

Oil & Gas Exploration & Production
OGX Petróleo e Gás Participações S.A.*	63,350	762,458	7.41
Pacific Rubiales Energy Corp.	9,611	266,670	2.59
		1,029,128	10.00
Personal Products
Hengan International Group Co., Ltd.	24,500	181,894	1.77

Pharmaceuticals
Genomma Lab Internacional
S.A.B. de C.V. - Cl. B*	42,500	96,116	0.93

Real Estate Operating Companies
BR Malls Participacoes S.A.	50,200	522,708	5.08

Specialized Finance
BM&FBovespa S.A.	41,800	303,390	2.95

Systems Software
Totvs S.A.	15,165	291,197	2.83

Wireless Telecommunication Services
Philippine Long Distance
Telephone Company Spon. ADR	1,905	101,917	0.99

TOTAL COMMON STOCKS
(Cost $7,311,647)		7,686,312	74.66

UNITS
Education Services
Anhanguera Educacional
Participacoes S.A.	12,400	303,649	2.95

Marine Ports & Services
Hutchison Port Holdings Trust - Cl. U*	98,000	97,020	0.94

TOTAL UNITS
(Cost $382,392)		400,669	3.89

SHORT-TERM INVESTMENTS
State Street Institutional
Treasury Money Market
Fund, 0.004%	2,058,455	2,058,455	20.00

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,058,455)		2,058,455	20.00

TOTAL INVESTMENTS
(Cost $9,752,494)		10,145,436	98.55

Cash and Other Assets, Less Liabilities		149,184	1.45

NET ASSETS		$10,294,620	100.00%

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY

		Percent of
		Investment
Country	Market Value	Securities
Argentina	$204,728	2.02%
Austria	96,125	0.95
Brazil	3,204,934	31.59
Canada	306,954	3.03
China/Hong Kong	2,273,333	22.41
India	620,425	6.11
Indonesia	433,520	4.27
Malaysia	373,889	3.68
Mexico	96,116	0.95
Peru	186,670	1.84
Philippines	101,917	1.00
Singapore	97,020	0.96
United Kingdom	91,350	0.90
United States(1)	2,058,455	20.29
	$10,145,436	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

	MARSICO	MARSICO
	FOCUS FUND	GROWTH FUND

(Amounts in thousands)

ASSETS
Investments, at value (cost $879,308, $589,994, $616,054, $179,525, $583,247, $101,424, and $9,752, respectively)	$1,248,985	$872,614
Cash	—	—
Foreign currency (cost $0, $0, $0, $217, $0, $31, and, $0, respectively)	—	—
Receivable for investments sold	16,586	2,148
Receivable for capital stock sold	891	408
Interest and dividends receivable	1,172	645
Due from adviser	—	—
Prepaid expenses and other assets	709	407
Total Assets	1,268,343	876,222

LIABILITIES
Payable for investments purchased	26,092	1,281
Written options outstanding (premiums received $0, $0, $0, $0, $39, $0, and $0, respectively)	—	—
Payable for capital stock redeemed	3,282	939
Accrued investment advisory fee	907	638
Accrued transfer agent fees and expenses	206	133
Accrued trustees’ fees	691	390
Accrued printing expenses	202	138
Accrued distribution fee	940	700
Accrued expenses and other liabilities	129	74
Total Liabilities	32,449	4,293

NET ASSETS	$1,235,894	$871,929
NET ASSETS CONSIST OF
Paid-in-capital	$968,778	$724,669
Accumulated net investment loss	(732)	(471)
Accumulated net realized gain (loss) on investments, written option contracts and foreign currency transactions	(101,944)	(134,960)
Net unrealized appreciation on investments, written option contracts and foreign currency translations	369,792	282,691
NET ASSETS	$1,235,894	$871,929

SHARES OUTSTANDING, $0.001 par value
(Unlimited shares authorized)	65,236	42,715

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*	$18.94	$20.41

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

	MARSICO
	INTERNATIONAL	MARSICO		MARSICO
MARSICO	OPPORTUNITIES	FLEXIBLE	MARSICO	EMERGING
21st CENTURY FUND	FUND	CAPITAL FUND	GLOBAL FUND	MARKETS FUND

$803,687	$236,168	$635,540	$136,200	$10,145
—	35	—	—	—
—	217	—	30	—
1,552	3,641	—	53	244
171	42	2,093	68	—
191	789	794	98	4
—	—	—	—	22
502	371	659	372	113
806,103	241,263	639,086	136,821	10,528

3,445	1,430	9,788	1,044	192
—	—	2	—	—
1,174	542	302	26	—
573	206	428	95	—
120	79	79	23	3
486	357	594	360	28
107	46	17	19	—
407	166	220	95	1
94	76	16	26	9
6,406	2,902	11,446	1,688	233

$799,697	$238,361	$627,640	$135,133	$10,295

$1,240,561	$339,587	$553,954	$118,507	$10,661
(1,988)	(6,923)	(1,186)	(2,451)	(32)
(626,597)	(150,973)	22,351	(15,797)	(727)
187,721	56,670	52,521	34,874	393
$799,697	$238,361	$627,640	$135,133	$10,295

53,221	17,543	43,612	11,759	1,070

$15.03	$13.59	$14.39	$11.49	$9.62

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE SIX-MONTHS ENDED March 31, 2011 (Unaudited)

	MARSICO		MARSICO
(Amounts in thousands)	FOCUS FUND		GROWTH FUND

INVESTMENT INCOME
Dividends (net of $0, $0, $0, $175, $19, $15, and $0, respectively, of non-reclaimable foreign withholding taxes)	$9,377		$6,686
Interest	11		2
Total Investment Income	9,388		6,688

EXPENSES
Investment advisory fees	5,596		4,119
Distribution fees	1,646		1,211
Transfer agent fees and expenses	872		568
Printing and postage expenses	205		149
Trustees’ fees and expenses	202	(2)	123	(2)
Custody and fund accounting fees	120		96
Fund administration fees	107		98
Professional fees	107		81
Miscellaneous	89		49
Federal and state registration fees	30		21
Total Expenses	8,974		6,515
Less waiver of expenses and expenses paid indirectly	(1)		(1)
Net Expenses	8,973		6,514

NET INVESTMENT INCOME (LOSS)	415		174

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain (loss) on investments	191,711		107,896
Net realized gain on written option contracts	—		—
Net realized gain (loss) on foreign currency transactions	—		—
Change in unrealized appreciation/depreciation on investments, written options and foreign currency translations	48,596		63,623

Net Gain (Loss) on Investments	240,307		171,519

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$240,722		$171,693

(1)	The Marsico Emerging Markets Fund commenced operations on December 31, 2010.

(2)
Amounts include trustees’ fees and expenses and the mark to market unrealized appreciation during the period for shares held in the Trustees’ Deferred Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’
	Fees and	Unrealized
	Expenses*	Appreciation*
Focus Fund	$77,937	$123,780
Growth Fund	58,450	64,518
21st Century Fund	47,319	87,562
International Opportunities Fund	22,191	27,239
Flexible Capital Fund	16,440	95,746
Global Fund	7,925	47,391
Emerging Markets Fund	365	26

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

	MARSICO
	INTERNATIONAL	MARSICO				MARSICO
MARSICO	OPPORTUNITIES	FLEXIBLE		MARSICO		EMERGING
21st CENTURY FUND	FUND	CAPITAL FUND		GLOBAL FUND		MARKETS FUND(1)

$3,893	$1,635	$2,274		$520		$9
4	1	524		1		—
3,897	1,636	2,798		521		9

3,354	1,471	1,631		551		23
987	433	480		162		6
588	312	277		80		6
124	58	48		21		2
135 (2)	49 (2)	112	(2)	55	(2)	— (2)
93	252	80		67		26
93	85	74		56		13
65	31	23		11		23
35	22	5		7		3
16	12	26		8		6
5,490	2,725	2,756		1,018		108
—	—	(636)		—		(67)
5,490	2,725	2,120		1,018		41

(1,593)	(1,089)	678		(497)		(32)

81,014	43,856	24,018		10,142		(561)
—	—	40		—		—
(278)	8,159	90		609		(166)
72,203	(18,663)	36,070		9,967		393

152,939	33,352	60,218		20,718		(334)

$151,346	$32,263	$60,896		$20,221		$(366)

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO		MARSICO		MARSICO 21st
	FOCUS FUND		GROWTH FUND		CENTURY FUND

	Six-Months		Six-Months		Six-Months
	Ended 3/31/11	Year Ended	Ended 3/31/11	Year Ended	Ended 3/31/11	Year Ended
(Amounts in thousands)	(Unaudited)	9/30/10	(Unaudited)	9/30/10	(Unaudited)	9/30/10

OPERATIONS:
Net investment income (loss)	$415	$(1,087)	$174	$398	$(1,593)	$(5,076)
Net realized gain (loss) on investments	191,711	266,464	107,896	150,487	81,014	186,490
Net realized gain on written option contracts	—	—	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	(34)	—	(1)	(278)	3,484
Change in unrealized appreciation/depreciation on investments, written options and foreign currency translations	48,596	(91,316)	63,623	(31,263)	72,203	(123,379)

Net increase (decrease) in net assets resulting from operations	240,722	174,027	171,693	119,621	151,346	61,519

DISTRIBUTIONS:
Net investment income	—	(3,909)	(473)	(5,169)	—	—
Net realized gains	—	—	—	—	—	—

Total distributions	—	(3,909)	(473)	(5,169)	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	101,552	406,466	134,225	147,976	48,801	78,025
Proceeds from reinvestment of distributions	—	3,863	459	5,054	—	—
Redemption fees	17	12	32	91	3	10
Redemption of shares	(558,274)	(1,129,623)	(317,060)	(577,751)	(157,891)	(303,792)

Net increase (decrease) from capital share transactions	(456,705)	(719,282)	(182,344)	(424,630)	(109,087)	(225,757)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(215,983)	(549,164)	(11,124)	(310,178)	42,259	(164,238)

NET ASSETS:
Beginning of Period	1,451,877	2,001,041	883,053	1,193,231	757,438	921,676

End of Period	$1,235,894	$1,451,877	$871,929	$883,053	$799,697	$757,438

Undistributed net investment income (accumulated net investment loss)	$(732)	$(1,147)	$(471)	$(172)	$(1,988)	$(395)

TRANSACTIONS IN SHARES:
Shares sold	5,675	26,472	7,109	9,009	3,398	6,323
Shares issued in reinvestment of distributions	—	257	24	317	—	—
Shares redeemed	(32,391)	(73,945)	(16,244)	(35,384)	(11,365)	(24,890)

NET INCREASE (DECREASE)	(26,716)	(47,216)	(9,111)	(26,058)	(7,967)	(18,567)
*	Commencement of operations.

 See notes to financial statements.

FINANCIAL STATEMENTS

						MARSICO
MARSICO		MARSICO				EMERGING
INTERNATIONAL		FLEXIBLE		MARSICO		MARKETS
OPPORTUNITIES FUND		CAPITAL FUND		GLOBAL FUND		FUND

Six-Months		Six-Months		Six-Months		12/31/10* to
Ended 3/31/11	Year Ended	Ended 3/31/11	Year Ended	Ended 3/31/11	Year Ended	3/31/11
(Unaudited)	9/30/10	(Unaudited)	9/30/10	(Unaudited)	9/30/10	(Unaudited)

$(1,089)	$1,291	$678	$727	$(497)	$(627)	$(32)
43,856	31,713	24,018	4,987	10,142	21,046	(561)
—	—	40	—	—	—	—
8,159	1,978	90	(180)	609	5	(166)

(18,663)	(10,812)	36,070	10,612	9,967	(3,921)	393

32,263	24,170	60,896	16,146	20,221	16,503	(366)

(6,560)	(2,073)	(2,289)	(1,302)	(1,099)	(721)	—
—	—	(677)	—	—	—	—

(6,560)	(2,073)	(2,966)	(1,302)	(1,099)	(721)	—

44,610	84,957	503,002	96,849	26,214	26,530	10,762
6,365	2,034	2,776	1,293	1,044	718	—
14	34	57	10	2	5	—
(197,347)	(201,032)	(68,470)	(11,982)	(27,350)	(36,083)	(101)

(146,358)	(114,007)	437,365	86,170	(90)	(8,830)	10,661

(120,655)	(91,910)	495,295	101,014	19,032	6,952	10,295

359,016	450,926	132,345	31,331	116,101	109,149	—

$238,361	$359,016	$627,640	$132,345	$135,133	$116,101	$10,295

$(6,923)	$726	$(1,186)	$425	$(2,451)	$(855)	$(32)

3,379	7,276	37,302	8,807	2,404	2,935	1,081
488	174	207	131	96	82	—
(14,896)	(16,887)	(4,951)	(1,129)	(2,469)	(3,997)	(11)

(11,029)	(9,437)	32,558	7,809	31	(980)	1,070

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO
	FOCUS FUND
	Six-Months
	Ended		Year	Year	Year	Year	Year
For a Fund Share Outstanding	3/31/11		Ended	Ended	Ended	Ended	Ended
Throughout the Period	(Unaudited)		9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net Asset Value, Beginning of Period	$15.79		$14.38	$15.43	$21.75	$18.19	$17.45

Income from Investment Operations:
Net investment income (loss)	—	(1)	(0.01)	0.04	0.08	(0.04)	(0.02)
Net realized and unrealized gains (losses) on investments	3.15		1.45	(0.99)	(4.60)	4.09	0.76

Total from investment operations	3.15		1.44	(0.95)	(4.52)	4.05	0.74

Distributions & Other:
Net investment income	—		(0.03)	(0.09)	—	(0.02)	—
Tax return of capital	—		—	—	—	—	—
Net realized gains	—		—	(0.01)	(1.80)	(0.47)	—
Redemption fees [See Note 2(h)]	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	—		(0.03)	(0.10)	(1.80)	(0.49)	—

Net Asset Value, End of Period	$18.94		$15.79	$14.38	$15.43	$21.75	$18.19

Total Return	19.95	%(2)	10.02%	(5.98)%	(22.69)%	22.65%	4.24%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$1,235,894		$1,451,877	$2,001,041	$3,430,813	$5,051,662	$4,616,455

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.36	%(3)	1.33%	1.31%	1.21%	1.23%	1.24%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.06	%(3)	(0.06)%	0.27%	0.41%	(0.20)%	(0.13)%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.36	%(3)	1.33%	1.31%	1.21%	1.23%	1.24%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.06	%(3)	(0.06)%	0.27%	0.41%	(0.21)%	(0.15)%

Portfolio turnover rate	36	%(2)	85%	90%	78%	69%	80%

(1)	Less than $0.01.
(2)	Not Annualized
(3)	Annualized.
(4)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

			MARSICO								MARSICO
			GROWTH FUND								21st CENTURY FUND
Six-Months							Six-Months
Ended		Year	Year	Year	Year	Year	Ended		Year		Year		Year		Year		Year
3/31/11		Ended	Ended	Ended	Ended	Ended	3/31/11		Ended		Ended		Ended		Ended		Ended
(Unaudited)		9/30/10	9/30/09	9/30/08	9/30/07	9/30/06	(Unaudited)		9/30/10		9/30/09		9/30/08		9/30/07		9/30/06

$17.04		$15.32	$16.73	$23.07	$18.61	$18.09	$12.38		$11.56		$12.86		$18.07		$13.89		$12.07

—	(1)	0.01	0.07	0.07	(0.05)	(0.04)	(0.03)		(0.08)		—	(1)	0.01		0.05		0.02
3.38		1.78	(1.38)	(5.69)	4.51	0.56	2.68		0.90		(1.27)		(4.48)		4.26		1.80

3.38		1.79	(1.31)	(5.62)	4.46	0.52	2.65		0.82		(1.27)		(4.47)		4.31		1.82

(0.01)		(0.07)	(0.09)	—	—	—	—		—		(0.01)		—		(0.13)		—	(1)
—		—	—	—	—	—	—		—		(0.02)		—		—		—
—		—	(0.01)	(0.72)	—	—	—		—		—		(0.74)		—	(1)	—
—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

(0.01)		(0.07)	(0.10)	(0.72)	—	—	—		—		(0.03)		(0.74)		(0.13)		—

$20.41		$17.04	$15.32	$16.73	$23.07	$18.61	$15.03		$12.38		$11.56		$12.86		$18.07		$13.89

19.83	%(2)	11.75%	(7.74)%	(25.14)%	23.97%	2.87%	21.41	%(2)	7.09%		(9.79)%		(25.83)%		31.25%		15.10%

$871,929		$883,053	$1,193,231	$2,097,571	$3,087,904	$2,550,641	$799,697		$757,438		$921,676		$1,853,435		$2,467,126		$871,459

1.34	%(3)	1.33%	1.30%	1.24%	1.24%	1.26%	1.39	%(3)	1.37%		1.37%		1.29%		1.31%		1.33%

0.04	%(3)	0.04%	0.42%	0.33%	(0.25)%	(0.26)%	(0.42	)%(3)	(0.60)%		0.06%		0.07%		0.43%		0.20%

1.34	%(3)	1.33%	1.30%	1.24%	1.24%	1.26%	1.39	%(3)	1.37%		1.37%		1.29%		1.31%		1.33%

0.04	%(3)	0.04%	0.41%	0.33%	(0.25)%	(0.27)%	(0.42	)%(3)	(0.60)%		0.06%		0.07%		0.43%		0.20%

34	%(2)	67%	77%	72%	53%	59%	33	%(2)(4)	100	%(4)	135	%(4)	143	%(4)	105	%(4)	136	%(4)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO
	INTERNATIONAL OPPORTUNITIES FUND
	Six-Months
	Ended		Year		Year		Year		Year		Year
For a Fund Share Outstanding	3/31/11		Ended		Ended		Ended		Ended		Ended
Throughout the Period	(Unaudited)		9/30/10		9/30/09		9/30/08		9/30/07		9/30/06

Net Asset Value, Beginning of Period	$12.57		$11.86		$12.27		$20.10		$15.81		$13.00

Income from Investment Operations:
Net investment income (loss)	(0.17)		0.04		0.06		0.16		0.16		0.04
Net realized and unrealized gains (losses) on investments	1.44		0.72		(0.33)		(5.66)		4.81		2.87

Total from investment operations	1.27		0.76		(0.27)		(5.50)		4.97		2.91

Distributions & Other:
Net investment income	(0.25)		(0.05)		(0.14)		(0.18)		(0.03)		(0.10)
Net realized gains	—		—		—		(2.15)		(0.65)		—
Redemption fees [See Note 2(h)]	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

Total distributions and other	(0.25)		(0.05)		(0.14)		(2.33)		(0.68)		(0.10)

Net Asset Value, End of Period	$13.59		$12.57		$11.86		$12.27		$20.10		$15.81

Total Return	10.18	%(2)	6.48%		(1.68)%		(30.95)%		32.42%		22.46%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$238,361		$359,016		$450,926		$597,603		$822,073		$571,684

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.57	%(3)	1.52%		1.48%		1.35%		1.37%		1.44%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.63	)%(3)	0.31%		0.54%		1.00%		0.92%		0.33%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.57	%(3)	1.52%		1.48%		1.35%		1.37%		1.41%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.63	)%(3)	0.31%		0.54%		1.00%		0.92%		0.36%

Portfolio turnover rate	52	%(2)(4)	134	%(4)	108	%(4)	115	%(4)	125	%(4)	101	%(4)

*	Commencement of operations.
(1)	Less than $0.01.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

																				MARSICO
				MARSICO										MARSICO						EMERGING
		FLEXIBLE CAPITAL FUND										GLOBAL FUND								MARKETS FUND
Six-Months										Six-Months
Ended		Year		Year		Year		12/29/06*		Ended		Year		Year		Year		6/29/07*		12/31/10*
3/31/11		Ended		Ended		Ended		to		3/31/11		Ended		Ended		Ended		to		to 3/31/11
(Unaudited)		9/30/10		9/30/09		9/30/08		9/30/07		(Unaudited)		9/30/10		9/30/09		9/30/08		9/30/07		(Unaudited)

$11.97		$9.65		$8.74		$11.32		$10.00		$9.90		$8.59		$8.87		$11.46		$10.00		$10.00

0.03		0.27		0.06		0.14		0.22		(0.05)		(0.05)		0.04		0.08		0.02		(0.03)
2.51		2.42		0.93		(1.93)		1.10		1.73		1.42		(0.24)		(2.46)		1.44		(0.35)

2.54		2.69		0.99		(1.79)		1.32		1.68		1.37		(0.20)		(2.38)		1.46		(0.38)

(0.09)		(0.37)		(0.08)		(0.35)		—		(0.09)		(0.06)		(0.08)		(0.05)		—		—
(0.03)		—		—		(0.44)		—		—		—		—		(0.17)		—		—
—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	0.01		—	(1)	—	(1)

(0.12)		(0.37)		(0.08)		(0.79)		—		(0.09)		(0.06)		(0.08)		(0.21)		—		—

$14.39		$11.97		$9.65		$8.74		$11.32		$11.49		$9.90		$8.59		$8.87		$11.46		$9.62

21.32	%(2)	28.68%		11.68%		(17.10)%		13.20	%(2)	17.02	%(2)	16.01%		(1.93)%		(21.13)%		14.60	%(2)	(3.80	)%(2)

$627,640		$132,345		$31,331		$14,461		$24,741		$135,133		$116,101		$109,149		$82,543		$31,477		$10,295

1.11	%(3)	0.75%		0.75%		0.75%		1.22	%(3)	1.57	%(3)	1.54%		1.40%		0.75%		0.75	%(3)	1.75	%(3)

0.35	%(3)	1.33%		1.44%		1.15%		2.62	%(3)	(0.77	)%(3)	(0.57)%		0.52%		0.88%		1.06	%(3)	(1.37	)%(3)

1.44	%(3)	1.73%		2.84%		1.71%		2.47	%(3)	1.57	%(3)	1.54%		1.58%		1.49%		4.48	%(3)	4.62	%(3)

0.02	%(3)	0.35%		(0.65)%		0.19%		1.37	%(3)	(0.77	)%(3)	(0.57)%		0.34%		0.14%		(2.67	)%(3)	(4.24	)%(3)

66	%(2)(4)	146	%(4)	259	%(4)	207	%(4)	237	%(2)(4)	37	%(2)(4)	125	%(4)	185	%(4)	201	%(4)	56	%(2)(4)	198	%(2)(4)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS  March 31, 2011 (Unaudited)

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, Global Fund, and Emerging Markets Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, the Global Fund, and the Emerging Markets Fund are diversified funds. The Focus and Growth Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, the Flexible Capital Fund commenced operations on December 29, 2006, the Global Fund commenced operations on June 29, 2007, and the Emerging Markets Fund commenced operations on December 31, 2010. Affiliates of Marsico Capital Management, LLC (the “Adviser”) hold approximately 5% and 91% of the Flexible Capital Fund’s and Emerging Markets Fund’s outstanding shares, respectively, as of March 31, 2011.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)
Investment Valuation—A security traded on a recognized stock exchange is valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Funds’ Board of Trustees and subject to review and determination of the appropriate price by the Adviser. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related U.S.- traded securities, as represented by, for example, the S&P 500 Index.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. For each of the Funds, there were no significant transfers between each of the levels during the reporting period. The Funds recognize transfers between the levels as of the beginning and end of the reporting period. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of March 31, 2011:

Fund Investments by
Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Assets
Common Stocks
Consumer Discretionary	$179,955,224	$—	$—	$179,955,224
Consumer Staples	26,810,699	—	—	26,810,699
Energy	150,776,156	—	—	150,776,156
Financials	205,002,358	—	—	205,002,358
Industrials	242,095,959	—	—	242,095,959
Information Technology	242,964,455	—	—	242,964,455
Materials	155,191,619	—	—	155,191,619
Short-term Investments	46,188,397	—	—	46,188,397
				$1,248,984,867
Marsico Growth Fund
Assets
Common Stocks
Consumer Discretionary	221,471,778	—	—	221,471,778
Consumer Staples	21,297,811	—	—	21,297,811
Energy	66,744,088	—	—	66,744,088
Financials	123,843,788	—	—	123,843,788
Health Care	8,547,069	—	—	8,547,069
Industrials	118,705,514	—	—	118,705,514
Information Technology	149,077,055	—	—	149,077,055
Materials	139,963,894	—	—	139,963,894
Preferred Stocks	9,462,960	—	—	9,462,960
Units	13,156,110	—	—	13,156,110
Short-term Investments	344,308	—	—	344,308
				$872,614,375
Marsico 21st Century Fund
Assets
Common Stocks
Consumer Discretionary	175,207,643	—	—	175,207,643
Energy	54,113,571	—	—	54,113,571
Financials	241,450,668	—	—	241,450,668
Health Care	50,545,029	—	—	50,545,029
Industrials	91,736,033	—	—	91,736,033
Information Technology	118,413,133	—	—	118,413,133
Materials	19,972,592	—	—	19,972,592
Short-term Investments	52,248,758	—	—	52,248,758
				$803,687,427
Marsico International Opportunities Fund
Assets
Common Stocks
Consumer Discretionary	45,400,562	—	—	45,400,562
Consumer Staples	14,013,513	—	—	14,013,513
Energy	22,094,912	—	—	22,094,912
Financials	46,205,593	—	—	46,205,593
Health Care	4,713,765	—	—	4,713,765
Industrials	40,253,275	—	—	40,253,275
Information Technology	25,991,380	—	—	25,991,380
Materials	26,277,175	—	—	26,277,175
Telecommunication Services	3,979,803	—	—	3,979,803
Units	1,721,492	—	—	1,721,492
Short-term Investments	5,516,943	—	—	5,516,943
				$236,168,413

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS  March 31, 2011 (Unaudited) (continued)

Fund Investments by
Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Flexible Capital Fund
Assets
Common Stocks
Consumer Discretionary	$98,435,647	$—	$—	$98,435,647
Consumer Staples	22,825,293	—	—	22,825,293
Energy	61,791,944	—	—	61,791,944
Financials	93,852,332	—	—	93,852,332
Health Care	8,370,132	—	—	8,370,132
Industrials	59,484,919	—	—	59,484,919
Information Technology	98,575,721	—	—	98,575,721
Materials	47,360,424	—	—	47,360,424
Convertible Preferred Stocks	14,919,663	—	—	14,919,663
Corporate Bonds	—	17,530,856	—	17,530,856
Preferred Stocks	31,307,998	—	—	31,307,998
Units	29,973,357	—	—	29,973,357
Short-term Investments	51,111,761	—	—	51,111,761
				$635,540,047
Liabilities
Written Call Options	(2,149)	—	—	(2,149)
				$(2,149)

Marsico Global Fund
Assets
Common Stocks
Consumer Discretionary	37,184,686	—	—	37,184,686
Consumer Staples	2,787,899	—	—	2,787,899
Energy	8,697,247	—	—	8,697,247
Financials	33,522,570	—	—	33,522,570
Health Care	4,776,148	—	—	4,776,148
Industrials	11,848,634	—	—	11,848,634
Information Technology	20,650,655	—	—	20,650,655
Materials	7,063,139	—	—	7,063,139
Units	4,183,579	—	—	4,183,579
Short-term Investments	5,485,447	—	—	5,485,447
				$136,200,004

Marsico Emerging Markets Fund
Assets
Common Stocks
Consumer Discretionary	919,119	—	—	919,119
Consumer Staples	555,400	—	—	555,400
Energy	1,029,128	—	—	1,029,128
Financials	2,449,266	—	—	2,449,266
Health Care	424,581	—	—	424,581
Industrials	299,980	—	—	299,980
Information Technology	1,100,592	—	—	1,100,592
Materials	509,241	—	—	509,241
Telecommunication Services	101,917	—	—	101,917
Utilities	297,088	—	—	297,088
Units	400,669	—	—	400,669
Short-term Investments	2,058,455	—	—	2,058,455
				$10,145,436

(b)
Expenses—The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and in some cases allocated based on other factors. The Funds’ expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

Brokerage commissions were paid to certain brokers which reduced certain transfer agent fees and expenses in the amount of $122 for the Growth Fund for the six-months ended March 31, 2011. The Funds also received earnings credits on certain cash account balances which reduced transfer agent fees and expenses in the amount of $611, $449, $366, $161, $178, $60 and $2 for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, Global Fund and  Emerging Markets Fund, respectively, for the six-months ended March 31, 2011. Brokerage commission credits and earnings credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)
Federal Income Taxes—Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes.  Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)
Distributions to Shareholders—Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, net investment losses and investments in partnerships and REITs.

(e)
Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. Values of securities denominated in foreign currencies are translated into U.S. dollars at 4:00 p.m. ET. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

(f)
Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds may enter into futures contracts and options on securities, financial indexes and foreign currencies, options on futures, forward contracts, interest rate swaps, credit default swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.  The limited use of derivative instruments by the Funds during the six-months ended March 31, 2011 was related to purchased index and written equity exchange-traded options for the Flexible Capital Fund, which did not have a significant impact on the Fund’s performance during the reporting period. The number of option contracts held by the Flexible Capital Fund as of March 31, 2011 is included on the Schedule of Investments. The following tables provide information about the fair value and location of derivatives on the Statements of Assets and Liabilities and the effects on the Statements of Operations for the Flexible Capital Fund.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS  March 31, 2011 (Unaudited) (continued)

The fair value of derivative instruments by primary risk category as of March 31, 2011 (amounts in thousands):

	Asset Derivatives		Liability Derivatives
Derivatives not	Statements of		Statements of
accounted for as	Assets and Liabilities		Assets and Liabilities
hedging instruments	Location	Fair Value	Location	Fair Value
Equity contracts	N/A	—	Written Options Outstanding	$ 2
Total		$ —		$ 2

The effects of derivative instruments on the Statements of Operations for the period October 1, 2010 through March 31, 2011 (amounts in thousands):

Derivatives not accounted for	Amount of realized gain (loss) on derivatives
as hedging instruments	Purchased Options	Written Options	Total
Equity/Index contracts	$(776)	$40	$(736)
Total	$(776)	$40	$(736)

Derivatives not accounted for	Change in unrealized appreciation/depreciation on derivatives
as hedging instruments	Purchased Options	Written Options	Total
Equity contracts	$ —	$37	$37
Total	$ —	$37	$37

Options Contracts — The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and U.S. and foreign securities that are traded on a securities exchange or an over-the-counter market. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTES TO FINANCIAL STATEMENTS

Transactions in written options for the six-months ended March 31, 2011 were as follows:

	Marsico Flexible Capital Fund
	Number of Contracts	Premium Amount
Options outstanding at September 30, 2010	—	$—
Options written	3,649	(79,060)
Options closed	—	—
Options exercised	—	—
Options expired	1,500	40,379
Options outstanding at March 31, 2011	2,149	$(38,681)

(g)
Trustees’ Deferred Fee Plan— Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees to defer the receipt of all or a portion of their compensation received from the Funds. Any deferred fees are credited to accounts established on behalf of the Trustees into the Funds as directed by each Trustee. The amounts credited to these accounts increase or decrease in accordance with the performance of the Funds selected by the Trustees. The market value of the deferred account balances as of March 31, 2011 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets”, and a liability account, “Accrued trustees’ fees”. Additionally, the fluctuation of the account balances due to the Funds’ performance is recorded by the Funds as unrealized appreciation/(depreciation) which is shown as part of “Net unrealized appreciation on investments, written option contracts and foreign currency translations” on the Statements of Assets and Liabilities and as compensation expense which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the Trustees for the six-months ended March 31, 2011 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts credited to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation/depreciation of Fund shares held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)
Redemption Fee—A 2.00% redemption fee is retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on certain redemptions or exchanges of shares held 30 days or less from their purchase date. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. For the six-months ended March 31, 2011, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, Global Fund, and Emerging Markets Fund received $17,015, $31,830, $2,912, $14,135, $56,568, $1,685, and $30, respectively, in redemption fees.

(i)
Other—Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

(j)
Indemnifications—In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS  March 31, 2011 (Unaudited) (continued)

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of these agreements, the Adviser is compensated for managing the Focus Fund and the Growth Fund at the rate of 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund; and at a rate of 0.85% of the average daily net assets of the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund; and at a rate of 1.00% of the average net assets of the Emerging Markets Fund. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.75% of the average net assets of the Emerging Markets Fund, 1.60% of the average net assets of the Focus Fund, the International Opportunities Fund, the Flexible Capital Fund and the Global Fund, and 1.50% of the average net assets of the Growth Fund and the 21st Century Fund until January 31, 2012. This expense limitation and fee waiver agreement is voluntary and may be terminated at any time after January 31, 2012. Prior to January 1, 2009, the Adviser’s voluntary expense limitation agreement relating to the Global Fund limited total expenses of the Global Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Global Fund’s average net assets. Prior to February 1, 2011, the Adviser’s voluntary expense limitation agreement relating to the Flexible Capital Fund limited total expenses of the Flexible Capital Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Flexible Capital Fund’s average net assets.

The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed current expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of March 31, 2011, the fees waived or expenses reimbursed related to the Flexible Capital Fund’s expense limitation of 0.75% of average net assets totaled $1,654,078. The Adviser has elected not to seek recoupment of this amount. As of March 31, 2011, reimbursements that may potentially be made by the Emerging Markets Fund to the Adviser are $66,666, which expire in 2014.

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust received compensation from the Funds.

4.	Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets. The Adviser may, out of its own resources and at its sole discretion, make certain payments on behalf of the Plan for expenses incurred by a Fund for distribution of Fund shares and related services.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six-months ended March 31, 2011, were as follows:

			21st	International	Flexible		Emerging
	Focus	Growth	Century	Opportunities	Capital	Global	Markets
(Amounts in thousands)	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Purchases	$462,498	$316,470	$251,274	$172,269	$627,951	$46,435	$17,222
Sales	$923,906	$487,506	$391,745	$323,354	$228,566	$47,621	$8,913

There were no purchases or sales of U.S. government securities, excluding short-term investments.

NOTES TO FINANCIAL STATEMENTS

6.	Federal Income Tax Information

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-months ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At March 31, 2011 gross unrealized appreciation and depreciation of investments and options written, based on cost for federal income tax purposes were as follows:

			21st	International	Flexible		Emerging
	Focus	Growth	Century	Opportunities	Capital	Global	Markets
(Amounts in thousands)	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Cost of Investments	$914,149	$604,335	$644,417	$183,940	$583,729	$104,314	$9,948
Gross Unrealized Appreciation	$344,198	$272,984	$172,860	$54,652	$53,560	$32,703	$261
Gross Unrealized Depreciation	(9,362)	(4,705)	(13,590)	(2,424)	(1,712)	(817)	(64)
Net Unrealized Appreciation
(Depreciation) on investments	$334,836	$268,279	$159,270	$52,228	$51,848	$31,886	$197
Proceeds from options written	$—	$—	$—	$—	$(39)	$—	$—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

The International Opportunities Fund, Flexible Capital Fund and Global Fund had realized currency losses (in thousands) from transactions between November 1, 2009 and September 30, 2010 of $245, $3 and $56, respectively. Each Fund has elected to treat post-October currency losses as arising in the next fiscal year.

At September 30, 2010, the Funds had accumulated capital loss carryforwards (in thousands) as follows:

				International	Flexible
	Focus	Growth	21st Century	Opportunities	Capital	Global
(Amounts in thousands)	Fund	Fund	Fund	Fund	Fund	Fund
For losses expiring September 30,
2017	$92,393	$228,750	$287,847	$99,570	$595	$17,393
2018	$163,867	$—	$390,579	$93,557	$—	$6,440

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Growth Fund and Flexible Capital Fund utilized (in thousands) $21,269 and $2,715, respectively, of its capital loss carryforwards, during the year ended September 30, 2010.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS  March 31, 2011 (Unaudited) (continued)

As of September 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

			21st	International	Flexible
	Focus	Growth	Century	Opportunities	Capital	Global
(Amounts in thousands)	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$—	$472	$37	$6,588	$1,489	$1,098
Undistributed Trustee’s deferred compensation	(1,147)	(644)	(382)	(189)	(105)	(70)
Undistributed long-term capital gains	—	—	—	—	—	—
Tax accumulated earnings (deficit)	(1,147)	(172)	(345)	6,399	1,384	1,028
Accumulated Capital and Other Losses	(256,260)	(228,750)	(678,426)	(193,372)	(598)	(23,889)
Unrealized appreciation (depreciation) on investments and on foreign currency translations	283,777	204,938	86,544	60,042	14,869	20,311
Trustees deferred compensation mark to market	24	24	17	2	100	54
Total accumulated earnings (deficit)	$26,394	$(23,960)	$(592,210)	$(126,929)	$15,755	$(2,496)

Undistributed ordinary income (deficit) consists of net investment income and timing differences related to post-October currency losses, partnerships and PFICs.

The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 were as follows:

(Amounts in thousands)	2010			2009
	Ordinary	Tax Return	Long-Term	Ordinary	Tax Return	Long-Term
Fund	Income	of Capital	Capital Gains	Income	of Capital	Capital Gains
Focus Fund	$3,909	$—	$—	$20,688	$—	$373
Growth Fund	5,169	—	—	9,933	—	—
21st Century Fund	—	—	—	2,148	2,082	—
International Opportunities Fund	2,073	—	—	6,419	—	—
Flexible Capital Fund	1,302	—	—	116	—	—
Global Fund	721	—	—	734	—	—

The tax character of dividends paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7.	Subsequent Events

Management of the Adviser has determined that there were no material events that would require disclosure in the Funds’ financial statements.

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six months ended March 31, 2011 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended March 31, 2011” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period	Beginning	Ending	Expenses paid for the
	account value	account value	six-month period ended
	October 1, 2010	March 31, 2011	March 31, 2011(1)(2)
FOCUS FUND
Actual Example	$ 1,000.00	$ 1,199.50	$ 7.47
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.20	$ 6.86

GROWTH FUND
Actual Example	$ 1,000.00	$ 1,198.30	$ 7.37
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.30	$ 6.76

21st CENTURY FUND
Actual Example	$ 1,000.00	$ 1,214.10	$ 7.68
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.06	$ 7.00

INTERNATIONAL OPPORTUNITIES FUND
Actual Example	$ 1,000.00	$ 1,101.80	$ 8.25
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,017.15	$ 7.92

FLEXIBLE CAPITAL FUND
Actual Example	$ 1,000.00	$ 1,213.20	$ 6.10
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$1,019.49	$ 5.56

GLOBAL FUND
Actual Example	$ 1,000.00	$ 1,170.20	$ 8.50
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,017.17	$ 7.90

EMERGING MARKETS FUND
Actual Example	$ 1,000.00	$ 962.00	$ 4.28
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,020.64	$ 4.41

(1)
Expenses are equal to the Funds’ annualized expense ratios (1.363% for the Focus Fund, 1.344% for the Growth Fund, 1.391% for the 21st Century Fund, 1.574% for the International Opportunities Fund, 1.105% for the Flexible Capital Fund, and 1.571% for the Global Fund), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

(2)
Expenses are equal to the Emerging Markets Fund’s annualized expense ratio of 1.750% multiplied by the average account value from commencement of operations to March 31, 2011, multiplied by 91/365 (to reflect the period from commencement of operations to March 31, 2011).

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Board of Trustees of the Trust held on November 10, 2010 the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the 1940 Act) (the “Independent Trustees”)), approved the renewal of the Investment Advisory and Management Agreements (the “Agreements”) for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund and Global Fund. Also at the meeting of the Board of Trustees of the Trust held on November 10, 2010 the Independent Trustees approved by a unanimous vote, the initial Investment Advisory Agreement for the Emerging Markets Fund. In advance of the meeting, the Independent Trustees requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreements for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund and Global Fund and the initial approval of the agreement for the Emerging Markets Fund. The materials provided by the Adviser contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Funds, other funds sub-advised by the Adviser and non-fund advisory accounts of the Adviser. The materials also included comparisons of the Funds with other funds and non-fund accounts of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of each Fund versus its benchmark. In addition, the Adviser provided information regarding its overall expenses and profitability, as well as estimates of its costs and profitability relating to managing the Funds.

In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Trustees receive information and reports from the Adviser and other service providers to the Funds on investment performance as well as operational, compliance and other matters.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and approved the continuation of the Agreements for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund and Global Fund, and approved the Investment Advisory Agreement for the Emerging Markets Fund.

Discussion of Factors Considered

In connection with the consideration of the Agreements, the Trustees, including the Independent Trustees, requested and received from the Adviser, and reviewed, a wide variety of information, including information about (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the costs of the services to be provided and profits realized by the Adviser and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; as well as other relevant considerations such as the management fees and expense ratios of each Fund; potential fall-out benefits to the Adviser from its relationship to each Fund; and other general information about the Adviser. For the Emerging Markets Fund, the Trustees took into account, among other things, the services provided to other Funds by the Adviser and estimates of cost and economies based on estimates of the size of the Fund. The following is a summary of the Board’s discussion and views regarding these factors.

1.	Nature, Extent, and Quality of Services.

The Independent Trustees considered the nature, quality and extent of the services performed by the Adviser under the Investment Advisory Agreements (the “Agreements”) with the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Trustees in that capacity and other services, each of which are expected to be completed for the Emerging Markets Fund as well as other Funds. The Independent Trustees concluded that the services are extensive in nature, that the Adviser effectively manages the outsourcing by the Funds to other service providers and that the Adviser consistently delivered a high level of service.

2.	Investment Performance of the Funds and Adviser.

The Independent Trustees considered short-term and long-term investment performance for each existing Fund over various periods of time as compared to both relevant equity indices and the performance of such Fund’s Lipper, Inc. peer group universe. The peer group information may not be fully comparable as it is based on data from the peer funds’ most recent available fiscal year, which in some cases ended earlier than data periods considered for the Funds. The existing Funds’ information, in contrast, is current information fully reflecting current markets. The Independent Trustees also considered that the existing Funds are typically managed in a tax-efficient manner, which could also make peer group performance information not comparable to the existing Funds. The Independent Trustees also noted MCM’s continued investment in research, despite a reduction in fee revenue due to a decline in existing Fund assets. The Independent Trustees concluded that the Adviser was managing the Funds consistent with their long-term investment strategies. The Independent Trustees noted the recent improvement in the performance of the Focus and Growth Funds while recognizing the underperformance in relation to peers and its benchmark in past periods. For the 21st Century Fund, the Independent Trustees understood the sources of the underperformance over various periods and were satisfied that the Adviser was taking appropriate steps to address performance matters. The Independent Trustees also noted that the investment performance delivered by the Adviser to the existing Funds appeared to be consistent with the performance delivered for other clients of the Adviser. The Independent Trustees also noted that the recent promotions of Coralie Witter and Munish Malhotra to portfolio managers of the Focus and Growth Funds and International Fund, respectively, should provide additional depth and resources in managing these Funds. The Independent Trustees would continue at its regular meetings to monitor steps the Adviser is taking to address performance matters for certain Funds.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

3.	Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Independent Trustees considered each Fund’s management fee rates and expense ratios, including the proposed management fee rate and projected expense ratio for the Emerging Markets Fund, relative to industry averages for such Fund’s benchmark category and the advisory fees charged by the Adviser to other sub-advised funds and non-fund clients, including information regarding expense limitation commitments from the Adviser, and the breakpoints for certain Funds’ advisory services. The Independent Trustees noted that the mix of services under the Agreements, and those expected to be provided for the Emerging Markets Fund, are much more extensive than those under the Adviser’s advisory agreements for sub-advised funds as well as non-fund clients. While the Independent Trustees noted that the investment advisory fees paid by the Funds are generally in the upper quartile of their peer groups, they were cognizant that it is difficult to know whether the services provided by advisers to peer funds are as extensive as those provided by MCM to the Funds. The Independent Trustees noted that the proposed management fee rate for the Emerging Markets Fund was appropriate given the additional travel and other research efforts necessary in managing the Emerging Markets Fund. The Independent Trustees noted the actions taken by MCM to reduce Fund expenses, including that MCM had waived fees and absorbed expenses from time to time, and that some of those expenditures were not expected to be recouped. The Independent Trustees concluded that the investment advisory fees are acceptable based upon the qualifications, experience, reputation, and performance of the Adviser and the low-to-moderate overall expense ratios of the Funds.

(b) Profitability and Costs of Services to Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and a pro forma estimate of the Adviser’s profitability and costs if the Funds constituted the Adviser’s only assets under management. The Independent Trustees took into consideration that MCM’s fee revenue from the Funds had declined as most Funds’ assets had declined, and that MCM had undertaken a debt restructuring that could in some circumstances potentially reduce its profitability over the short and intermediate term to facilitate debt repayment (while strengthening MCM’s overall financial position and profitability over the long term), but that MCM had not reduced services or investment personnel as a result. The Independent Trustees also considered whether the amount of profit is a fair entrepreneurial profit for the management of each Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements enacted during the last few years and Fund policies and procedures that were adopted or enhanced in late 2004 and thereafter. The Independent Trustees concluded that the Adviser’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Funds.

4.	Extent of Economies of Scale as Funds Grow.

The Independent Trustees considered whether there have been economies of scale with respect to the management of each existing Fund and whether such Fund has appropriately benefited from any economies of scale. The Independent Trustees noted that economies of scale may develop for certain existing Funds as their assets increase and their Fund-level expenses decline as a percentage of assets, but that existing Fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The written materials presented to the Independent Trustees indicate that the expenses incurred by the Adviser relating to management of the existing Funds have increased substantially in recent years as a percentage of management fees and that the asset levels of certain Funds had decreased over the past year. Given the decline in the assets in most of the existing Funds over the past year, the Independent Trustees agreed that it was possible that if trends changed and Fund assets began growing again beyond certain thresholds, Adviser-level expenses incurred in managing the existing Funds and the Emerging Markets Fund eventually could level off or decline as a percentage of management fees in the future.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

5.	Whether Fee Levels Reflect Economies of Scale.

The Independent Trustees also considered whether the management fee rate is reasonable in relation to the asset size of each Fund, including the Emerging Markets Fund, and any economies of scale that may exist. The Independent Trustees noted that, effective November 11, 2004, at the behest of the Independent Trustees, breakpoints had been introduced for the two larger Funds, the Focus Fund and the Growth Fund, for assets in excess of $3 billion in each Fund. Under the breakpoints, investment management fees are 0.85% per year of average daily net assets up to $3 billion in each of those two Funds, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund. The Independent Trustees also noted that fee waivers adopted under which the Adviser voluntarily agreed to temporarily limit fund expenses including advisory fees for the Flexible Capital Fund to 0.75% on an annual basis until January 31, 2011, that thereafter the Adviser intended to limit fund expenses to 1.60% for the Flexible Capital Fund until at least January 31, 2012, and that the Adviser also intended to renew other voluntary fund expense limitations for other existing Funds until at least January 31, 2012, all subject to possible future recoupment of previously waived fees or other expenses under certain conditions. The Independent Trustees also noted the proposed fee waivers for the Emerging Markets Fund under which the Adviser voluntarily agreed to limit fund expenses including advisory fees for this Fund to 1.75% on an annual basis until at least January 31, 2012, subject to possible future recoupment of previously waived fees or other expenses under certain conditions. Given the decline in the assets of most of the existing Funds over the past year, the Independent Trustees did not consider there to have been economies of scale realized by the Adviser in managing the Funds. The Independent Trustees agreed to continue to monitor whether any additional breakpoints for any of the Funds, including the Emerging Markets Fund, may be appropriate in the future.

6.	Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Trustees considered information about the financial condition of the Adviser, including information about MCM’s debt restructuring and its potential effects on MCM’s profitability, and the Adviser’s stated commitment to maintaining a high quality investment management operation, including in the areas of investment analysis, research, trading, compliance, and operations. They also considered the size, education and experience of the Adviser’s staff. There was also a review of the Adviser’s “top down” economic analysis with “bottom up” stock selection. This two-pronged approach considering both macro-economic factors, such as interest rates, inflation and the global competitive landscape, and seeking to identify individual companies with unique market presence and potential earnings growth that may not be recognized by the market at-large, was regarded by the Trustees as consistent with the Funds’ disclosure documents, including those of the Emerging Markets Fund, and, therefore, investor expectations. MCM’s corporate culture and investment team structure were further viewed as facilitating the recruitment, training and retention of portfolio managers and other research and management personnel.

(b) Other Benefits to the Adviser. The Independent Trustees also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Funds. The Independent Trustees concluded that potential “fall-out” benefits that the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Trustees that the existing Funds fees were reasonable, the extent and quality of services were acceptable and the Adviser’s steps to address performance issues for certain Funds was satisfactory. Therefore, re-approval of the Agreements was in the best interests of each Fund and its shareholders. In addition, the Independent Trustees concluded that shareholders of the proposed Emerging Markets Fund are expected to receive satisfactory services at reasonable fees and, therefore, approval of the Agreement relating to that Fund also was in the best interests of that Fund and its shareholders. As a part of their decision-making process, the Independent Trustees noted that the Adviser has managed the Funds since their inception, and the Independent Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Funds and their shareholders. The Independent Trustees considered, generally, that shareholders invested in an existing Fund knowing that the Adviser managed that Fund and knowing its investment management fee. As such, the Independent Trustees considered, in particular, whether the Adviser managed each existing Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Trustees concluded that each Fund was managed by the Adviser consistent with its investment objectives and policies. Additionally, as part of its deliberations, the Board also considered and relied upon the information about the Funds and MCM that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

Upon conclusion of their review and discussion, the Independent Trustees unanimously agreed the Agreements for each of the Funds were appropriate.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended  June 30, 2010 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (i) on the SEC’s Website at www.sec.gov; (ii) at the SEC’s Public Reference Room; and (iii) by calling 800-SEC-0330.

Cost Basis Information

As of January 1, 2012, federal law requires that mutual fund companies must maintain and report a shareholder’s cost basis by tax lot, gain/loss information, and holding period of “covered” security sales to the Internal Revenue Service (“IRS”) on Form 1099. Covered securities, that are mutual fund shares, are shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The new tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting.  As a result, the Funds have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method.  Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

MARSICO FUNDS

NOTES

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

www.marsicofunds.com • 888.860.8686

©2011 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds prospectus.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Christopher J. Marsico
Christopher J. Marsico,
Executive Vice President and Chief Operating Officer

Date: May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Marsico
Christopher J. Marsico,
Executive Vice President and Chief Operating Officer

Date: May 26, 2011

By:	/s/ Neil L. Gloude
Neil L. Gloude,
Vice President, Secretary and Treasurer

Date: May 26, 2011